UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Under §240.14a-12

RED CAT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RED CAT HOLDINGS, INC.

15 Ave. Munoz Rivera, Ste 2200

San Juan, Puerto Rico 00901

August 28, 2024

To Our Stockholders:

It is my pleasure to invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Red Cat Holdings, Inc. (“Red Cat”). This year’s Annual Meeting will be held on October 15, 2024. Similar to last year, the meeting will be held in a virtual format to allow for greater participation by all stockholders, regardless of location. The Annual Meeting will begin at 12 p.m. Eastern Time and can be accessed by calling toll free at 877-407-3088.

The matters expected to be acted upon at the Annual Meeting are listed in the Notice of Annual Meeting of Stockholders and are more fully described in the accompanying proxy statement. We have also made available or provided our Annual Report on Form 10-K for the fiscal year ended April 30, 2024 (the “2024 Annual Report”), which contains important business and financial information regarding Red Cat.

We are mailing a Notice of Internet Availability of Proxy Materials to most of our stockholders on or about August 28, 2024. The Notice of Internet Availability contains instructions on how to access our proxy materials, including the Notice of Annual Meeting of Stockholders, Proxy Statement, 2024 Annual Report and a proxy card or voting instruction form and on how to cast your vote online or by mail. The Notice of Internet Availability also contains instructions on how to request a printed copy of our proxy materials. All stockholders who do not receive the Notice of Internet Availability will receive a printed copy of the proxy materials.

Your vote is important. Whether or not you plan to attend the Annual Meeting, to ensure that your shares will be represented, please cast your vote as soon as possible via the internet, or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually.

Sincerely,

/s/ Jeffrey M. Thompson
Jeffrey M. Thompson
Chairman of the Board of Directors and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Your vote is important. As described in your Notice of Internet Availability or on the enclosed paper proxy card and voting instructions, please vote by: (1) accessing the internet website or (2) signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 15, 2024: THE PROXY STATEMENT AND ANNUAL REPORT WILL BE AVAILABLE AT WWW.REDCAT.VOTE ON OR ABOUT AUGUST 28, 2024.

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RED CAT HOLDINGS, INC.

15 Ave. Munoz Rivera, Ste 2200

San Juan, Puerto Rico 00901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 15, 2024

To the Stockholders:

Red Cat Holdings, Inc. will hold its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, October 15, 2024, at 12:00 p.m. (Eastern Time), or any adjournment or postponement thereof, virtually at 877-407-3088 (Toll Free).

The following items are on the agenda and are more fully described in the accompanying Proxy Statement:

1.	The election of five nominees as directors to hold office until the 2025 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;
2.	The ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending April 30, 2025;
3.	The approval of the 2024 Omnibus Equity Incentive Plan; and
4.	Other business that may properly come before the Annual Meeting.

Our Board of Directors fixed August 21, 2024 as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

We are mailing a Notice of Internet Availability of Proxy Materials to our stockholders on or about August 28, 2024, containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended April 30, 2024 online, and how to vote online or by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how our stockholders can request a printed copy of the proxy materials.

Each share of common stock represents one vote that may be cast at the Annual Meeting. If you are a registered holder and you have questions about the Annual Meeting or about voting your shares, please contact our transfer agent, Equity Stock Transfer, LLC, through its website at www.equitystock.com or by phone at (212) 575-5757. If you are a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent) and you have questions about the Annual Meeting or about voting your shares, please contact your broker, bank or other agent.

Whether or not you expect to attend the Annual Meeting, please vote as soon as possible to ensure your representation at the Annual Meeting. You may vote online, or if you have elected to receive printed proxy materials, by completing, signing, dating and returning the proxy card enclosed with your printed proxy materials. Even if you give your proxy, you may still vote in person if you attend the meeting. If a broker, bank or other nominee is the record holder of your shares, then you must obtain from the record holder a proxy issued in your name in order to vote at the Annual Meeting.

By Order of the Board of Directors,

/s/ Jeffrey M. Thompson
Jeffrey M. Thompson
Chief Executive Officer

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RED CAT HOLDINGS, INC.

15 AVE. MUNOZ RIVERA, STE 2200

SAN JUAN, PUERTO RICO 00901

PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 15, 2024

The Board of Directors of Red Cat Holdings, Inc., a Delaware corporation (“Red Cat” or the “Company”), is providing these proxy materials to you in connection with the solicitation of the accompanying proxy for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

The Annual Meeting will be held virtually at 877-407-3088 (Toll Free), on Tuesday, October 15, 2024, at 12:00 p.m. (Eastern Time) or at any adjournment or postponement thereof, for the purposes stated in this Proxy Statement.

On or about August 28, 2024, we are mailing a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended April 30, 2024 (the “2024 Annual Report”), via the Internet and how to vote online or by mail. The Notice of Internet Availability also contains instructions on how you can receive a printed copy of the proxy materials.

This Proxy Statement summarizes certain information to assist you in voting in an informed manner.

All stockholders are cordially invited to attend the Annual Meeting virtually. Whether you expect to attend the Annual Meeting or not, please vote as soon as possible.

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INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors of Red Cat Holdings, Inc. (“we,” “us,” the “Company,” “our company” or “Red Cat”) for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held as an audio-only conference call by calling 877-407-3088 (Toll Free) on October 15, 2024 at 12 p.m. Eastern Time, and any adjournment or postponement thereof. Beginning on or about August 28, 2024, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), which contains instructions on how to access this proxy statement for the Annual Meeting (this “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended April 30, 2024 (the “Annual Report”), is being mailed to our stockholders. Our fiscal year ended April 30, 2024 is also referred to herein as “Fiscal 2024.”

INTERNET AVAILABILITY OF PROXY MATERIALS

We are using the internet as the primary means for furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability with instructions for accessing the proxy materials online, including this Proxy Statement and our Annual Report, and for voting via the internet or by mail. The Notice of Internet Availability also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We encourage stockholders to take advantage of the online availability of proxy materials, as we believe it helps in conserving natural resources and reduces our printing and mailing costs.

GENERAL INFORMATION ABOUT THE MEETING

What is the purpose of the Annual Meeting?

The purpose is to have stockholders vote upon the proposals described in this Proxy Statement.

What proposals are scheduled to be voted on at the Annual Meeting?

Stockholders will be asked to vote upon the following proposals:

1. The election of each of the five (5) directors set forth in Proposal One to serve for a term of one year or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

2. The ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending April 30, 2025.

3. To approve the adoption of the 2024 Omnibus Equity Incentive Plan.

4. Other business that may properly come before the Annual Meeting.

What is the recommendation of our Board of Directors on each of the proposals scheduled to be voted upon at the Annual Meeting?

Our Board of Directors recommends that you vote your shares:

●	FOR each of the nominees to the Board of Directors (Proposal One);

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●	FOR the ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending April 30, 2025 (Proposal Two);

●	FOR the approval of the adoption of 2024 Omnibus Equity Incentive Plan (Proposal Three).

Why are we having a virtual only meeting?

We are pleased to offer our stockholders a virtual Annual Meeting, which provides worldwide access, improved communication and cost savings to us and our stockholders.

Who may attend and how do I attend?

All holders of our common stock as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting (via phone call). Set forth below is a summary of the information you need to attend the Annual Meeting:

●	Access the audio-only conference call by calling 877-407-3088 (Toll Free) or +1-877-407-3088 (International);

●	Instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record: Stockholders of record as of the Record Date can attend the Annual Meeting by calling the live audio conference call at +1-877-407-3088 and presenting your unique control number on the proxy card.

Beneficial Owners: If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on October 14, 2024. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. Access the live audio conference call at +1-877-407-3088 and present your unique control number.

●	Stockholders may submit live questions on the conference line while attending the Annual Meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

A replay of the Annual Meeting will be posted as soon as practical on www.redcat.vote.

Who can vote at the Annual Meeting?

Stockholders as of the Record Date are entitled to vote at the Annual Meeting. At the close of business on the record date, August 21, 2024, there were 75,183,983 shares of our common stock outstanding and entitled to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting. There is no cumulative voting.

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How do I vote my shares?

Whether you plan to attend the virtual Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or mail. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Director’s recommendations. Voting by proxy will not affect your right to attend the Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

1.	By Internet. The website address for Internet voting is www.redcat.vote. Please click “Vote Your Proxy” and enter your control number.

2.	By mail. Mark, date, sign and mail the Proxy Card, ATTN: Shareholder Services.

3.	At the Annual Meeting. If you are a stockholder of record, you can participate and vote your shares at the Annual Meeting by visiting www.redcat.vote and then clicking “Vote Your Proxy”. You may then enter the control number included on your proxy card and view the proposals and cast your vote.

If your shares are held in “street name,” then your bank, broker or other nominee should provide a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to present a nominee-issued proxy to proxy@equitystock.com by 5:00 p.m. Eastern Time on October 14, 2024, you will not be able to vote your nominee-held shares during the Annual Meeting.

Can I change my vote or revoke my proxy?

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

●	Delivering to our Corporate Secretary a written notice stating that the proxy is revoked;

●	Signing and delivering a proxy bearing a later date;

●	Voting again via internet no later than 7:00 p.m. Eastern Time on October 14, 2024; or

●	Voting again during the Annual Meeting when the Chairman opens the polls.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Will I be able to ask questions at the Annual Meeting?

Stockholders may submit live questions on the conference line while attending the virtual Annual Meeting. Only questions pertinent to meeting matters or our Company will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition.

What is the quorum requirement for the Annual Meeting?

The holders of one-fourth of the outstanding shares of the Company entitled to vote, represented in person or by proxy, as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote during the Annual Meeting, if you vote in advance of the Annual Meeting by mail or internet or by mail or if you have properly submitted a proxy.

Proxy Solicitation Costs

Red Cat is paying the costs of the solicitation of proxies. We will also make solicitation materials available to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names but that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Solicitations may be made through the mail, by telephone, facsimile, Internet or personal solicitation by our directors, executive officers and employees. No additional compensation will be paid to these individuals for these services.

Director and Officer Interest in Matters to be acted Upon at the Annual Meeting

Members of the Board and executive officers do not have an interest in Proposal 2. Our directors and officers have an interest in Proposal 3 as it relates to a compensatory plan in which they may participate.

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What is the vote required for each proposal?

For Proposal One, each director will be elected by a plurality of the votes cast, which means that the five (5) individuals nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR” all nominees, to “WITHHOLD” authority for all nominees or “FOR ALL EXCEPT” one or more of the nominees you specify. If any nominee is unable or unwilling to serve for any reason, proxies may be voted for such substitute nominee as the proxy holder might determine. Proxies may not be voted for more than six directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

For Proposal Two, you may vote “FOR” the proposal, “AGAINST” the proposal, or abstain from voting. Ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending April 30, 2025 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting represents a majority of the votes cast by stockholders.

For Proposal Three, you may vote “FOR” the proposal, “AGAINST” the proposal, or abstain from voting. The approval of the adoption of the 2024 Equity Incentive Plan will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting represents a majority of the votes cast by stockholders.

How are abstentions and broker non-votes treated?

Abstentions (i.e., shares present at the Annual Meeting and marked “abstain”) and “broker non-votes” are each included in the determination of the number of shares present and entitled to vote at the meeting for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. However, neither abstentions nor broker non-votes are counted as voted either for or against a proposal and, as such, will not affect the outcome of the vote on any proposal.

A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker has not received voting instructions from you and is not authorized to vote on that proposal without instructions. A broker is authorized to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares but is not authorized to vote shares held for a beneficial owner on “non-routine” matters without instructions from the beneficial owner of those shares.

Proposals One and Three are each considered a “non-routine” matter. If you do not provide your broker with specific instructions on how to vote your shares, the broker that holds your shares will not be authorized to vote on Proposals One and Three. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

Proposal Two is considered a “routine” matter. Brokers have discretionary authority to vote shares that are beneficially owned on Proposal Two.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card via the internet or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

We will pay the expenses of soliciting proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any other information furnished to stockholders. Following the original mailing of the proxy materials, we and our agents, including directors, officers and other employees may solicit proxies by mail, email, telephone, facsimile, by other similar means or in person. Following the original mailing of the proxy materials, we will request brokers, custodians, nominees and other record holders to forward copies of the proxy materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote via the internet, you are responsible for any internet access charges you may incur.

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Where can I find the voting results?

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the U.S. Securities and Exchange Commission (the “SEC”) in a current report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of our Board of Directors

Our board of directors currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. There are no family relationships among any of our directors or officers.

Our Board of Directors held one meeting during 2024 and took action by written consent on six occasions. Each of our directors serving in 2024 attended at least 75% of the total number of meetings of the Board of Directors and applicable committees that each director was eligible to attend.

Board Attendance at Annual Meetings of Stockholders

We, as a matter of policy, encourage our directors to attend meetings of stockholders but we do not require attendance. Four of the directors attended the 2023 Annual Meeting of Stockholders.

Communication with our Board of Directors

Stockholders and other interested parties may communicate with our Board of Directors through the Corporate Secretary by writing to the following address: Board of Directors, c/o Corporate Secretary, Red Cat Holdings, Inc., 15 Ave. Munoz Rivera, STE 2200, San Juan, PR 00901. The envelope containing such communication should contain a clear notation that the letter is “Stockholder-Board Communication” or “Stockholder-Director Communication” or a similar statement to indicate it is intended for the Board of Directors. All such communications must clearly indicate the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or certain specified directors.

Director Independence

Our Board has determined that all of our present directors are independent, in accordance with standards under the Nasdaq Listing Rules, other than Mr. Thompson. Our Board determined that, under the Nasdaq Listing Rules, Mr. Thompson is not an independent director because he is the Chief Executive Officer and President of the Company.

Our Board has determined that Christopher Moe, Nicholas Liuzza, General (R) Paul Edward Funk II and Joseph Freedman are independent under the Nasdaq Listing Rules’ independence standards for Audit Committee members. Our Board has also determined that Mr. Liuzza, Mr. Moe and Mr. Funk are independent under the Nasdaq Listing Rules independence standards for Compensation Committee members and that Mr. Freedman, Mr. Moe and Mr. Funk are independent under the Nasdaq Listing Rules independence standards for Nominating and Governance Committee members.

Committees of the Board of Directors

Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The committees are comprised entirely of independent directors. Each committee operates under a written charter adopted by the Board of Directors, which is available at www.ir.redcatholdings.com under Governance – Governance Documents.

Audit Committee

The Audit Committee is composed of three independent directors: Christopher Moe, Nicholas Liuzza and Joseph Freedman. Each member of the Audit Committee is an independent director as defined by the rules of the SEC and Nasdaq. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s financial management all matters relating to the annual audit of the Company.

The Audit Committee monitors (i) the integrity of our financial statements, (ii) the independent registered public accounting firm’s qualifications and independence, (iii) the performance of our internal audit function and the auditors, and (iv) our compliance with legal and regulatory requirements. The Audit Committee also meets with our auditors to review the results of their audit and review of our annual and interim financial statements.

The Audit Committee meets at least on a quarterly basis to discuss with management the annual audited financial statements and quarterly financial statements and meets from time to time to discuss general corporate matters. The Audit Committee held four meetings and took action by written consent on one occasion in 2024.

Audit Committee Financial Expert

Our Board determined that Christopher Moe is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC, in compliance with the Sarbanes-Oxley Act of 2002.

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Compensation Committee

The Compensation Committee currently consists of Mr. Liuzza, Mr. Moe and Mr. Funk, each of whom are independent directors. Among other things, the Compensation Committee reviews, recommends, and approves salaries and other compensation of the Company’s executive officers, and administers the Company’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers). The Compensation Committee meets in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the Committee considers the annual performance evaluation of the Chief Executive Officer conducted by the Board in light of company goals and objectives relevant to Chief Executive Officer compensation, competitive market data pertaining to Chief Executive Officer compensation at comparable companies, and such other factors as it deems relevant. The Compensation Committee is guided by, and seeks to promote, the best interests of the Company and its stockholders.

In addition, subject to existing agreements, the Compensation Committee determines the salaries, bonuses, and other matters relating to compensation of the executive officers of the Company using similar parameters. It sets performance targets for determining periodic bonuses payable to executive officers. It also reviews and makes recommendations to the Board regarding executive and employee compensation, as well as benefit plans and programs, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board appointed committee with authority to administer a particular plan). In addition, the Compensation Committee approves the compensation of non-employee directors and reports it to the full Board.

The Compensation Committee also reviews and makes recommendations with respect to stockholder proposals related to compensation matters. The committee administers the Company’s equity incentive plans, including the review and grant of stock options and other equity incentive grants to executive officers, as well as other employees and consultants.

The Board may also retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Board is responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the Board. In fiscal 2024, the Board engaged FW Cook as a compensation consultant to provide analysis and recommendations regarding the compensation of the Board and management based on research of peer companies. The Board has conducted an independence assessment of FW Cook in accordance with SEC rules and has determined that FW Cook does not have any conflict of interest relating to the work it is performing for the Company.

The Compensation Committee held one meeting and took action by written consent on four occasions in 2024.

Nominating and Governance Committee

The Nominating and Governance Committee consists of Mr. Freedman, Mr. Moe and Mr. Funk, each of whom meets the independence requirements of all other applicable laws, rules and regulations governing director independence, as determined by the Board.

The Nominating and Governance Committee (i) identifies individuals qualified to become members of the Board consistent with criteria approved by the Board, (ii) recommends to the Board the director nominees for the next annual meeting of stockholders or special meeting of stockholders at which directors are to be elected, (iii) recommends to the Board candidates to fill any vacancies on the Board, (iv) develops and recommends to the Board the corporate governance guidelines applicable to the Company, and (v) oversees the evaluation of the Board and management.

In recommending director nominees for the next annual meeting of stockholders, the Nominating and Governance Committee ensures the Company complies with its contractual obligations, if any, governing the nomination of directors. It considers and recruits candidates to fill positions on the Board, including as a result of the removal, resignation or retirement of any director, an increase in the size of the Board or otherwise. The Committee conducts, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board and such candidate’s compliance with the independence and other qualification requirements established by the Committee. The Committee also recommends candidates to fill positions on committees of the Board.

In selecting and recommending candidates for election to the Board or appointment to any committee of the Board, the Committee does not believe that it is appropriate to select nominees through mechanical application of specified criteria. Rather, the Committee shall consider such factors that it deems appropriate, including, without limitation, the following (i) personal and professional integrity, ethics and values, (ii) experience in corporate management, such as serving as an officer or former officer of a publicly-held company (iii) experience in the Company’s industry, (iv) experience as a board member of another publicly-held company, (v) diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company, (vi) practical and mature business judgment, (vii) and composition of the Board (including its size and structure).

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The Committee develops and recommends to the Board a policy regarding the consideration of director candidates recommended by the Company’s stockholders and procedures for submission by stockholders of director nominee recommendations. The Committee considers stockholder nominees made in accordance with our bylaws, and evaluates candidates recommended by stockholders in the same manner as all other candidates brought to the attention of the Committee. Stockholder recommendations may be submitted to the Committee in care of the Corporate Secretary at the address set forth under “Communication with our Board of Directors.”

In appropriate circumstances, the Committee, in its discretion, will consider and may recommend the removal of a director, in accordance with the applicable provisions of the Company’s certificate of incorporation and bylaws. If the Company is subject to a binding obligation that requires the removal of a director in a manner inconsistent with the foregoing, then the removal of a director shall be governed by such instrument.

The Committee oversees the evaluation of the Board and management. It also develops and recommends to the Board a set of corporate governance guidelines applicable to the Company which the Committee shall periodically review and revise as appropriate. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention.

The Nominating and Governance Committee held no meetings and took action by written consent on two occasions in 2024.

Board Diversity

While we do not have a formal policy on diversity, the Board considers diversity to include the skill set, background, reputation, type and length of business experience of the Board members as well as a particular nominee’s contributions to that mix. The Board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its stockholders. Although there are many other factors, the Board seeks individuals with experience in operating and growing businesses.

Pursuant to Nasdaq Listing Rule 5606(f), set forth below is certain information on each director’s voluntary self-identified characteristics. Rule 5605(f)(2) of the Nasdaq Listing Rules requires us, as a Board with five or less members, to have, or explain why we do not have, at least one members of our Board who is “diverse,” as defined by Nasdaq.

We acknowledge and support the general principles behind the diversity objectives set forth in Rule 5606(f)(2)(D) of the Nasdaq Listing Rules. However, the Board does not believe that achieving Nasdaq’s diversity objectives is currently feasible given the Company’s circumstances. We believe that the composition of our Board is suitable for the current scale of and goals for our business and operations. Most of our directors have served as such for several years, and all of our directors have deep familiarity with our history and operations and hold unique skillsets. We intend to continually assess our industry and the status of our business and may decide in the future, should future circumstances make it appropriate, to seek to meet the diversity objectives contemplated by Rule 5606(f)(2)(C) of the Nasdaq Listing Rules.

Board Diversity Matrix (As of August 28, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background		1

Board Leadership Structure

Our Chairman of the Board of Directors, Jeffrey Thompson, also serves as our Chief Executive Officer. Our Board of Directors has determined that this leadership structure is appropriate and effective for Red Cat at this time. This structure effectively utilizes Mr. Thompson’s knowledge of Red Cat and the industry in which we operate, while fostering greater communication and producing a greater degree of transparency between management and our directors.

Joseph Freedman currently serves as Lead Independent Director of the Board of Directors. In this capacity, Mr. Freedman serves as Chairman of meetings of the Board of Directors in the absence of the Chairman of the Board, calls, sets the agenda, and chairs the executive sessions of the independent directors, works collaboratively with the Chairman of the Compensation Committee to oversee the evaluation of our Chief Executive Officer and serves as the liaison between the independent directors and the Chairman of the Board.

Board Risk Oversight

The Company’s risk management function is overseen by the Board. The Company’s management keeps the Board apprised of material risks and provides the directors with access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Jeffrey Thompson, Chairman of the Board, works closely together with the other members of the Board when material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, the Company’s independent directors may conduct the assessment. Presently, the primary risk affecting us is that we have never been profitable and we have limited financial resources to support our operations.

Involvement in Legal Proceedings

We are not aware of any material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. There are no arrangements or understandings with another person pursuant to which any of our executive officers or directors were selected as an executive officer or director. None of our current directors or executive officers have been, during the past 10 years, involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K.

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Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of the Company’s employees, including the Company’s Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to the Company’s directors and its Chief Technology Officer. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including (i) the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, (iii) the prompt reporting of illegal or unethical behavior, and (iv) accountability for adherence to the Code of Ethics.

Changes in Nominating Process

There are no material changes to the procedures by which security holders may recommend nominees to our Board.

PROPOSAL ONE: ELECTION OF DIRECTORS

At the recommendation of our Nominating and Governance Committee, our Board of Directors proposes that each of the five nominees named below be elected as a director to serve until our next annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Each of the nominees is a current director and all have consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board if elected. Each director elected at the Annual Meeting will be elected to serve a one-year term. If any nominee becomes unavailable or unable to serve before the Annual Meeting, the Board of Directors may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If a substitute nominee is named, then the persons named as proxies will have full discretion and authority to vote or refrain from voting for such substitute nominee in their discretion.

There are no family relationships between any nominees and executive officers of Red Cat, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.

NOMINEES TO OUR BOARD OF DIRECTORS

The nominees, their ages as of August 1, 2024, and biographical information are set forth below:

Jeffrey M. Thompson, Director, President and Chief Executive Officer, Age 60

Jeffrey Thompson has been President and Chief Executive Officer of the Company since May 15, 2019. Mr. Thompson has served as a director of Unusual Machines, Inc. (NYSE American:UMAC) since the company was incorporated in July 2019. In December 1999, Mr. Thompson founded Towerstream Corporation (Nasdaq:TWER), a fixed-wireless fiber alternative company delivering high-speed internet access to businesses, and served as its president, chief executive officer and a director from November 2005 to February 2016. In 1994, Mr. Thompson founded EdgeNet Inc., a privately held Internet service provider (which was sold to Citadel Broadcasting Corporation in 1997) and became eFortress in 1999. Mr. Thompson holds a B.S. degree from the University of Massachusetts.

Mr. Thompson’s management and public company experience and his role as President and Chief Executive Officer of the Company, led to his appointment as a director.

Joseph Freedman, Director, Age 58

Joe Freedman is an entrepreneur with experience in launching, growing, and successfully exiting businesses in executive search, title insurance, legal services, and hospitality. His entrepreneurial journey includes turnarounds, mergers & acquisitions, as well as winding down and liquidating the assets of an unprofitable business. Prior to selling three businesses to NYSE-listed, private equity, and privately held companies, he successfully built them into industry market leaders. Five companies led by Mr. Freedman were listed on the Inc. 500/5000 a total of 15 times, with one ranking in the top 100.

In 2006, Mr. Freedman co-founded Peachtree Tents & Events Holdings, LLC, where he served as chief executive officer until 2021 and currently serves on the board. Previously, he co-founded and served as chief executive officer of RFx Legal, LLC, Richmond Title, LLC, and AMICUS Legal Staffing, Inc. until their acquisitions.

In addition to his entrepreneurial pursuits, Mr. Freedman actively participates in various civic boards, including the Entrepreneurs’ Organization (Nashville Chapter), where he has held multiple board positions, including that of president. Currently, he holds the position of Governance Chair. In 2022, Mr. Freedman established the nonprofit organization, Drones For Good Worldwide, driven by his passion for making a positive impact. The organization focuses on providing drones to support humanitarian efforts during disasters worldwide.

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Mr. Freedman holds a B.S. degree in Finance from Louisiana State University and a Juris Doctorate from Northwestern California University School of Law. His experience in recruiting, business, and finance has provided the foundation for his appointment to the Board of the Company.

Nicholas Liuzza Jr., Director, Age 58

Nicholas Liuzza Jr. has been a director of the Company since June 1, 2019. Mr. Liuzza co-founded Beeline Loans, a Digital Mortgage Lender in 2019. Previously, Mr Liuzza founded Linear Title & Closing, Ltd, a highly automated, and one of the largest, private national title agencies in the U.S. in 2005. In 2012, he founded Nexgen Mortgage Services. Both companies merged with Real Matters and went public on the Toronto Stock Exchange (TSX) in 2018 at a $1 billion valuation. Nick served as Executive Vice President of Real Matters, Inc. and exited in 2020 to work for Beeline Loans. Mr. Liuzza founded New Age Nurses, a healthcare staffing company which he grew into a national provider of healthcare personnel services which became the platform for a reverse merger which listed on the OTC upon its acquisition in 2003 by Crdentia. Prior thereto, Mr. Liuzza was Executive Vice President of AMICUS Legal Staffing, a national staffing services provider with a specialization in real estate transactions. Mr. Liuzza started his career with Xerox Corporation in 1988. Mr. Liuzza’s more than 20 years of experience as an entrepreneur in the software industry and his sales and software development experience led to his appointment as a director.

Christopher R. Moe, Director, Age 68

Christopher R. Moe serves as the Chief Financial Officer and Director of Yates Electrospace Corporation, a heavy payload autonomous cargo delivery drone developer and producer. Earlier he was the Chairman, Chief Executive Officer and co-Founder of ProBrass Inc., a rifle brass cartridge case manufacturing company. Previously he was the Chief Financial Officer of Vectrix Holdings Limited, a subsidiary of GP Industries Ltd (G20:SGX), an international developer and manufacturer of electric motorcycles and Chief Financial Officer and Director of Mission Motor Company, a company focused on advanced EV and hybrid powertrains for automobile and power sports applications. Earlier he served as the Chief Financial Officer & Director of Vectrix Corporation (LSE:VRX), Managing Director of GH Ventures, Managing Director of Kirkland Investment Corporation, Chief Executive Officer of St. Louis Ship Industries, Vice President of Wasserstein, Perella & Co.’s merchant banking fund and Vice President/Area Head with Citicorp’s Leveraged Capital Group. He served as a Captain of United States Marines and deployed with artillery and infantry units twice to the Western Pacific and Indian Ocean. He is the Treasurer of The Pennfield School and the former Treasurer of the Zabriskie Memorial Church of Saint John the Evangelist. He holds a BA degree in English from Brown University and an MBA from the Harvard Business School.

Mr. Moe’s experience in operational finance, and with venture capital, private equity, M&A, and corporate finance transactions, both as agent and principal, with a focus on transportation, provide the basis upon which the Company appointed him to the Board.

General (R) Paul E. Funk II, Director, Age 61

General Funk served as an officer in the United States Army for forty-two years, where he served in various command and staff positions, to include command at every level, Company through Corps, including four Joint and Multi-National Commands and six combat deployments. General Funk has had four decades of experience in training management, including scheduling, resourcing, coordinating, and equipping at all echelons of the Army. From June 2019 to November of 2022, General Funk served as Commander of the United States Army Training and Doctrine Command. In that position, he led the people component of the United States Army, guiding the development of citizens into professional soldiers and leaders. He was responsible for a budget in excess of $4 billion and approximately 60,000 personnel including 1,200 ROTC and 1,800 JROTC programs. In addition, he served as Chancellor of Army University, which consists of 32 Army schools organized under 10 Centers of Excellence that recruit, train, and educate more than 900,000 soldiers and service members annually. He was also the Leader of CAC-T (Combined Arms Center – Training) which covers the Mission Command Training Program, the National Simulation Center, and Combat Training Centers. From March of 2017 to June of 2019, General Funk was a Commander of III Corps and Fort Hood, and Operation Inherent Resolve. In that position, commanded four combat divisions, a sustainment command, a cavalry regiment, a fires brigade, and multiple enabler units that equate to almost 100,000 Soldiers on five installations. General Funk deployed and led a coalition comprising over 72 nations in the fight against ISIS in Iraq and Syria for thirteen months. For his service in Operation Inherent Resolve, he was awarded the Defense Distinguished Service Medal – the United States’ 4th highest honor – for outstanding leadership in combat. From September 2015 to December 2017, General Funk served as Assistant Deputy Chief of Staff for the United States Army, where he was responsible for current and future operations, planning and training for the entire Army, including integration of policy, doctrine, and training.

General Funk currently serves as President of the Advisory Board of Katie’s Way Mental Health and as an Advisor to the Chairman of Tokyo Electron Ltd., USA. General Funk also currently serves as a member of the Boards of Advisors for ColdQuanta, Inc., DBA Infleqtion (a multi-platform quantum technology company), First Tee (a non-profit youth development organization), and Rheinmetall (a leading international systems supplier in the defense industry). General Funk earned a B.A. in Communications and Public Information from Montana State University and an M.S. in administration from Central Michigan University, and he completed a Senior Service College Fellowship at the University of Texas at Austin, Institute for Advanced Technologies.

General Funk’s distinguished career as an Army commander, including his extensive experience in leading significant military operations and personnel organizations, as well as his experience in managing large military budgets, provide the basis upon which the Company appointed him to the Board.

Director Compensation Table

The following table presents the total compensation for each person who served as a non-employee director during Fiscal 2024. Mr. Thompson is not included in the table below, as he is employed as our Chief Executive Officer and receives no compensation for his service as director. The compensation received by Mr. Thompson as an employee is included in the “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Options Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	Total ($)
Joseph Freedman	$123,332	$80,967	—	—	—	$204,299
Nicholas Liuzza	$50,417	$72,042	—	—	—	$122,459
General (R) Paul E. Funk II (3)	$2,500	$—	—	—	—	$2,500
Christopher Moe	$109,587	$80,967	—	—	—	$190,554
Mary Beth Long (4)	$12,446	$23,549	—	—	—	$35,995

(1)	We value stock awards based on their fair value on the date that awards vest. Fair value is calculated by multiplying the number of awards vesting times the Company’s closing stock price on the date of vesting.

(2)	We value option awards in accordance with Accounting Standards Codification Topic 718, Compensation - Stock Compensation. Fair value is determined based on the Black-Scholes Model using inputs reflecting our estimates of expected volatility, term, discount rates and dividend expectations. Compensation expense is recognized based on the vesting terms of the award. See “Share Based Awards” in Note 19 of the Company’s consolidated financial statements included in our 2024 Annual Report on Form 10-K filed with the SEC on August 8, 2024. As of April 30, 2024, outstanding options held by directors were as follows: Mr. Freedman – 100,000 options fully vested, awarded in connection with prior board service and 150,000 options fully vested, awarded in connection with prior consulting services; Mr. Liuzza – 100,000 options fully vested, awarded in connection with prior board service.

(3)	General Funk was appointed on March 12, 2024.

(4)	Ms. Long was appointed on November 14, 2022 and resigned July 25, 2023.

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Non-Employee Director Compensation Arrangements

In April 2022, the Board of Directors established a formal compensation plan for Non-Employee Directors.

In May 2023, the Board of Directors updated the compensation plan such that Non-Employee Directors shall receive annual compensation of $105,000 consisting of:

●	$45,000 in cash compensation, payable in monthly installments beginning May 2023; and

●	$60,000 in equity compensation, payable in the form of shares of restricted common stock, which for fiscal 2024 was awarded on May 16, 2023, with 25% of the shares vesting on each of the following dates: (i) May 16, 2023, (ii) November 16, 2023, (iii) February 16, 2023, and (iv) May 16, 2024.

In addition, the Chairman of each Committee of the Board shall receive additional annual cash compensation, payable in monthly installments, as follows:

●	$20,000 - Audit Committee

●	$10,000 - Compensation Committee

●	$10,000 - Nominating and Governance Committee

In addition, the Lead Director of the Board shall receive additional annual cash compensation of $25,000, payable in monthly installments. Total compensation to each Non-Employee Director for the fiscal year ended April 30, 2024 was as follows:

●	$204,299 to Joseph Freedman, consisting of $45,000 for board service, $50,000 for service on the Special committee, $25,000 as Lead Director, $10,000 as Chairman of the Nominating and Governance Committee, and $80,967 representing the fair value of the 98,812 shares which vested in the fiscal year ended April 30, 2024.

●	$122,459 to Nicholas Liuzza, consisting of $45,000 for board service, $10,000 as Chairman of the Compensation Committee, and $70,042 representing the fair value of the 86,160 shares which vested in the fiscal year ended April 30, 2024.

●	$2,500 to General (R) Paul E. Funk II, consisting of $2,500 for board service.

●	$190,554 to Christopher Moe consisting of $45,000 for board service, $50,000 for service on the Special Committee, $20,000 as Chairman of the Audit Committee and $80,967 representing the fair value of the 98,812 shares which vested in the fiscal year ended April 30, 2024.

●	$35,995 to Mary Beth Long, consisting of $12,446 for board service and $23,549 representing the fair value of the 24,307 shares which vested in the fiscal year ended April 30, 2024.

Vote Required

In accordance with our bylaws, the election of a director in an uncontested election requires a plurality of the votes of the shares present in person or by proxy at the Annual Meeting and entitled to vote on this proposal at the Annual Meeting.

Board of Director Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES ABOVE.

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected dbbmckennon as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending April 30, 2025, and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of dbbmckennon as our independent registered public accounting firm for the fiscal year ending April 30, 2025 requires the affirmative vote of a majority of the votes cast by stockholders. In the event that dbbmckennon is not ratified by our stockholders, the Audit Committee will review its future selection of dbbmckennon as our independent registered public accounting firm.

dbbmckennon audited our financial statements for the fiscal year ended April 30, 2024 and 2023.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually. In accordance with standard policy, our independent registered public accounting firm periodically rotates the individuals who are responsible for our audit.

dbbmckennon has served as the Company’s independent registered public accounting firm since May 20, 2024. BF Borgers CPA PC (“BF Borgers”) was our independent registered public accounting firm for our fiscal year ended April 30, 2024. See “Change in Independent Registered Public Accounting Firm” below. No representatives of either dbbmckennon or Borgers will be present at the Annual Meeting.

The aggregate fees billed for professional services by BF Borgers during fiscal 2024 and 2023 were as follows:

	Fiscal Year Ended
	April 30, 2024	April 30, 2023
Audit fees (1)	$258,500	$187,000
Audit-related fees (2)	—	—
Tax fees (3)	—	43,251
Other fees (4)	—	—
Total fees	$258,500	$230,251

(1)	Consists of fees rendered in connection with the audit of our consolidated financial statements included in our annual report on Form 10-K, review of the interim consolidated financial statements included in our quarterly reports and services normally provided in connection with regulatory filings.

(2)	Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)	Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, as well as technical tax advice related to federal and state income tax matters, assistance with sales tax and assistance with tax audits.

(4)	Consists of fees for professional services other than those reported in the categories above, including access to resource materials and portals.

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Change in Independent Registered Public Accounting Firm

As previously reported on a Current Report on Form 8-K that we filed on each of May 8, 2024 and May 23, 2024:

Termination of Independent Registered Public Accounting Firm

On May 6, 2024, the Company dismissed BF Borgers as its independent registered public accounting firm. The Company’s audit committee unanimously approved the decision to dismiss BF Borgers.

BF Borgers’ reports on the financial statements of the Company for the fiscal years ended April 30, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles except that BF Borgers’ reports on the financial statements of the Company for the fiscal years ended April 30, 2023 and 2022 contained the following paragraph:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

There have been no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended April 30, 2023 and 2022 and the subsequent interim periods up to and including the date of BF Borgers’ dismissal between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BF Borgers, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods.

In the May 3, 2024 “Staff Statement on the Issuer Disclosure and Reporting Obligations in Light of Rule 102(e) Order Against BF Borgers CPA PC,” the SEC advised registrants that they may indicate in their SEC filing that their prior auditor is no longer permitted to appear or practice before the Commission, in lieu of including a letter from BF Borgers stating whether it agrees with our disclosures under Item 304 of Regulation S-K. In light of the Order and the staff statement, we did not request BF Borgers to furnish the Company with such letter.

Appointment of Independent Registered Public Accounting Firm

On May 20, 2024, the Company’s audit committee unanimously approved the engagement of dbbmckennon as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2024 and 2023.

During the Company’s two most recent fiscal years, and the subsequent interim period up to and including the date of BF Borgers’ dismissal, neither the Company nor anyone acting on its behalf consulted with dbbmckennon regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company by dbbmckennon, or oral advice was provided that dbbmckennon concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

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PROPOSAL THREE

APPROVAL OF THE 2024 OMNIBUS EQUITY INCENTIVE PLAN

Introduction

Effective as of August 21, 2024, our board of directors (the “Board”) adopted our 2024 Omnibus Equity Incentive Plan (the “2024 Plan”). The 2024 Plan will become effective, if at all, on the date that it is approved by our shareholders (the “Effective Date”).

We currently maintain the 2019 Equity Incentive Plan (the “Prior Plan”). However, following the Effective Date, no further awards may be issued under the Prior Plan, but all awards under the Prior Plan that are outstanding as of the Effective Date will continue to be outstanding and governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable award agreement.

Under the 2024 Plan, 11,250,000 shares of our common stock (“common shares”) are initially available for grant.

Our administrator may grant incentive stock options (“ISOs”), non-statutory stock options, share appreciation rights, restricted shares, restricted share units and other share-based awards to participants to acquire common shares under the 2024 Plan. It is anticipated that the Plan will be administered by the Board. The closing price per-share of our common shares on August 26, 2024 was $3.12. The following table sets forth, as of August 26, 2024, the approximate number of each class of participants eligible to participate in the 2024 Plan and the basis of such participation.

Class and Basis of Participation	Approximate Number of Class
Employees	98
Directors(1)	5
Independent Contractors	9

(1)	One of the directors is also an employee.

Rationale for Adoption of the 2024 Plan

Grants of options, share appreciation rights, restricted shares, restricted share units and other share-based awards to our employees, directors and independent contractors are an important part of our long-term incentive compensation program, which we use in order to strengthen the commitment of such individuals to us, motivate them to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts are expected to result in our long-term growth and profitability.

The number of shares proposed to be available for grant under the 2024 Plan is designed to enable us to properly incentivize its employees and management teams over a number of years on a going-forward basis.

Vote Required

You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting on the approval of the 2024 Plan. The 2024 Plan will be approved if it receives the affirmative vote of a majority of the common shares represented and voting on the proposal at the annual meeting, provided the affirmative votes represent a majority of the required quorum. Proxies solicited by the Board will be voted “FOR” the 2024 Plan unless shareholders specify a contrary vote.

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THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2024 PLAN.

Dilution, Stock Available and Historical Stock Usage

Dilution. Subject to shareholder approval of the 2024 Plan, the number of common shares reserved for issuance under the 2024 Plan is 11,250,000 shares. The Board believes that this number of shares of constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all shareholders. The closing trading price of per common shares as of the record date was $2.98.

As of the record date, we had (i) 75,183,983 common shares outstanding; (ii) 7,172,513 stock options outstanding (vested and unvested), with a weighted average exercise price of $1.45 per share; and (iii) 1,733,313 shares of unvested restricted shares outstanding. The new shares of our common shares available under the 2024 Plan would represent an additional potential equity dilution of approximately 15%, which does not include outstanding awards under the Prior Plan. Including the proposed additional common shares under the 2024 Plan, the potential equity dilution from all equity incentive awards outstanding and available for grant under all of our equity plans would result in a maximum potential equity dilution of approximately 27%.

Shares Available; Certain Limitations. The maximum number of common shares reserved and available for issuance under the 2024 Plan will be equal to the sum of (i) 11,250,000 common shares, and (ii) the number of common shares underlying forfeited awards under the Prior Plans as provided below; provided that common shares issued under the 2024 Plan with respect to an Exempt Award will not count against the share limit. Under the 2024 Plan, an “Exempt Award” is (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an “employment inducement” award as described in the applicable stock exchange listing manual or rules; or (iii) an award that a participant purchases at fair market value. The number of common shares available for grant under the Plan will be automatically increased on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the common shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year and (B) such lesser number of common shares as determined by the Board.

No more than 11,250,000 common shares shall be issued pursuant to the exercise of incentive stock options. The number of common shares that shall be issued pursuant to the exercise of incentive stock options under the 2024 Plan will be automatically increased on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the 2024 Plan, equal to the lesser of (A) five percent (5%) of the common shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year, (B) such lesser number of common shares as determined by the Board, or (C) 3,750,000.

New shares reserved for issuance under the 2024 Plan may be authorized but unissued common shares or common shares that will have been or may be reacquired by us in the open market, in private transactions or otherwise. If any common shares subject to an award (including any awards under the Prior Plan) are forfeited, cancelled, exchanged or surrendered or if an award (including any awards under the Prior Plan) terminates or expires without a distribution of shares to the participant, the common shares with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the Plan except that (i) any common shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of options, and (ii) any common shares surrendered or withheld as payment of either the exercise price of an award (including any awards under the Prior Plan) and/or withholding taxes in respect of an award will again be available for awards under the Plan. Further, any common shares delivered (either by actual delivery or attestation) to us by a participant to (1) satisfy the applicable exercise or purchase price of an award (including any awards under the Prior Plan), and/or (2) to satisfy the applicable exercise or purchase price of an award (including any awards under the Prior Plan), as applicable, and/or (3) to satisfy any applicable tax withholding obligation (including common shares retained by us from an award (including any awards under the Prior Plan), as applicable, being exercised or purchased and/or creating the tax obligations), in each case, shall be added to the number of common shares available for the grant of awards under the 2024 Plan. However, in the case of incentive stock options, the immediately preceding sentence shall be subject to any limitations under the Internal Revenue Code. If an award is denominated in common shares, but settled in cash, the number of common shares previously subject to the award will again be available for grants under the 2024 Plan. If an award can only be settled in cash, it will not be counted against the total number of common shares available for grant under the 2024 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of common shares as to which the award is exercised and such number of common shares will no longer be available for grant under the 2024 Plan.

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As exhibited by our responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, the common shares reserved under the 2024 Plan will provide us with the platform needed for our continued growth, while managing program costs and share utilization levels within acceptable industry standards.

Share Use. In determining the requested number of common shares reserved for issuance under the 2024 Plan, we evaluated the dilution and historic share usage, burn rate and the existing terms of outstanding awards under the Prior Plans. The annual share usage under our equity plans for the last three fiscal years was as follows:

		Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021	Average
A	Total Shares Granted During Fiscal Year(1)	1,503,500	1,681,000	600,000	1,261,500
B	Basic Weighted Average Common Shares Outstanding	53,860,199	48,220,265	23,655,743	41,912,069
C	Burn Rate (A/B)	2.79%	3.49%	2.54%	3.01%

(1) Includes the number of options and full value awards (restricted common shares) granted for such year.

Description of 2024 Plan

The following is a summary of the material features of the 2024 Plan. This summary is qualified in its entirety by the full text of the 2024 Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Types of Awards. The 2024 Plan provides for the issuance of incentive stock options, non-statutory stock options, share appreciation rights (“SARs”), restricted shares, restricted share units (“RSUs”), and other share-based awards. Items described above in the Section called “Shares Available” are incorporated herein by reference.

Administration. The 2024 Plan will be administered by the Board, or if the Board does not administer the 2024 Plan, a committee or subcommittee of our Board that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of the Board or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2024 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2024 Plan.

The 2024 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of common shares or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

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Restricted Shares and Restricted Share Units. Restricted shares and RSUs may be granted under the 2024 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted shares and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted shares and RSUs will be forfeited. Subject to the provisions of the 2024 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted shares will generally have all of the rights of a shareholder; provided that dividends will only be paid if and when the underlying restricted share vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted shares or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the 2024 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Internal Revenue Code. A non-statutory stock option under the 2024 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a common share on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent shareholders). The exercise price for common shares subject to an option may be paid in cash, or as determined by the administrator in its sole discretion, (i) through any cashless exercise procedure approved by the administrator (including the withholding of common shares otherwise issuable upon exercise), (ii) by tendering unrestricted common shares owned by the participant, (iii) with any other form of consideration approved by the administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a shareholder with respect to the common shares subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Share Appreciation Rights. SARs may be granted either alone (a “Free-Standing Right”) or in conjunction with all or part of any option granted under the 2024 Plan (a “Related Right”). A Free-Standing Right will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a common share over the base price of the Free-Standing Right (which shall be no less than 100% of the fair market value of the related common shares on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a common share over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing Right may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the common shares subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

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Other Share-Based Awards. The administrator may grant other share-based awards under the 2024 Plan, valued in whole or in part by reference to, or otherwise based on, common shares. The administrator will determine the terms and conditions of these awards, including the number of common shares to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other share-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of common shares, the common shares constituting such bonus shall, as determined by the administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common shares, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2024 Plan; (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2024 Plan; (iii) the kind, number and purchase price of common shares, or the amount of cash or amount or type of property, subject to outstanding restricted shares, RSUs and other share-based awards granted under the 2024 Plan; and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may, subject in all events to the requirements of Section 409A of the Internal Revenue Code, may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the common shares, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the common shares, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to ISOs will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2024 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2024 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control. Notwithstanding the foregoing, in the event that a participant’s employment or service is terminated without cause within twenty-four (24) months following a change in control, the time-vesting portion of any award granted to such participant shall accelerate and vest in full, and the performance-vesting portion of any such award shall vest at target level, in each case upon the date of termination of employment or service of such participant.

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For purposes of the 2024 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power of the Company’s then outstanding securities; (ii) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; (iii) a merger or consolidation of us or any of our subsidiaries with any other corporation or entity, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such sale; or (B) a sale or disposition to an entity controlled by the Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions if its sole purpose is to change the state of the Company’s incorporation or to create a holding company following which our shareholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2024 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of common shares, cash or other property, as applicable, or by delivering already owned unrestricted common shares, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2024 Plan

The 2024 Plan provides the Board with authority to amend, alter or terminate the 2024 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The 2024 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If we are required to prepare an accounting restatement of our financial statements due to our material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws, then the administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three (3) completed fiscal years that the administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the administrator in its sole and absolute discretion, and calculated on a pre-tax basis. In addition, any award which is subject to recovery under any applicable laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such applicable law, government regulation or stock exchange listing requirement) will be subject to such deductions and clawback as may be required to be made pursuant to such applicable law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such applicable law, government regulation or stock exchange listing requirement).

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US Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2024 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the common shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If common shares acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an ISO. If common shares are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2024 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common share on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Share Appreciation Rights

A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any common shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any common shares received upon exercise of an SAR will be the fair market value of the common shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Shares

A participant generally will not be taxed upon the grant of restricted shares, but rather will recognize ordinary income in an amount equal to the fair market value of the restricted shares at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the common shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the common shares before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the common shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Share Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or common shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other share-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any common shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the 2024 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2024 Plan will depend on a number of factors, including the fair market value of our common shares on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2024 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of August 26, 2024, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors; (iii) each of our Named Executive Officers; and (iv) all executive officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o Red Cat Holdings, Inc., 15 Ave. Munoz Rivera, STE 2200, San Juan, PR 00901.

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The percentages below are calculated based on 75,183,983 shares of common stock issued and outstanding as of August 26, 2024.

Name of Beneficial Owner	Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Jeffrey Thompson	13,208,724	(1)	17.36%
Leah Lunger	532,341	(2)	*
George Matus	418,700	(3)	*
Allan Evans	1,337,734	(4)	1.78%
Joseph Hernon	1,729,316	(5)	2.30%
Nicholas Liuzza	1,451,682	(6)	1.93%
Joseph Freedman	525,411	(7)	*
Christopher Moe	139,906	(8)	*
General (R) Paul Funk II	—		*
All executive officers and directors as a group (7 persons)	16,162,816	(9)	21.50%

5% or Greater Stockholders
AWM Investment Company, Inc.	5,000,000	(11)	6.65%

*	Represents less than 1%.

(1)	Consists of 12,292,057 shares of common stock, and 916,667 shares issuable upon the exercise of options.

(2)	Consists of 336,759 shares of common stock, 124,582 shares issuable upon the exercise of options, and 71,000 options held by Ms. Lunger’s spouse.

(3)	Consists of 393,700 shares of common stock, and 25,0000 shares issuable upon the exercise of options.

(4)	Consists of 1,337,734 shares of common stock.

(5)	Consists of 469,048 shares of common stock and 1,260,268 shares issuable upon the exercise of options.

(6)	Consists of 1,016,682 shares of common stock, 335,000 shares issuable upon the exercise of warrants, and 100,000 shares issuable upon the exercise of options.

(7)	Consists of 275,411 shares of common stock, and 250,000 shares issuable upon the exercise of options.

(8)	Consists of 139,906 shares of common stock.

(9)	The reported shares are held by directors and current executive officers.

(10)	According to a Schedule 13G filed with the SEC on February 14, 2024, AWM Investment Company, Inc. maintains sole voting and dispositive power over 5,000,000 shares of our common stock. AWM Investment Company, Inc., a Delaware Corporation (AWM), is the investment adviser to Special Situations Fund III QP, L.P. (SSFQP), Special Situations Cayman Fund, L.P. (Cayman), Special Situations Technology Fund, L.P. (TECH) and Special Situations Technology Fund II, L.P. (TECH II), (SSFQP, Cayman, TECH and TECH II will hereafter be referred to as the Funds). As the investment adviser to the Funds, AWM holds sole voting and investment power over 2,737,500 shares of Common Stock of the Issuer (the Shares) held by SSFQP, 797,000 Shares held by Cayman, 232,500 Shares held by TECH and 1,233,000 Shares held by TECH II. The principal business of each Fund is to invest in equity and equity-related securities and other securities of any kind or nature. David M. Greenhouse (Greenhouse) and Adam C. Stettner (Stettner) are members of: SSCayman, L.L.C., a Delaware limited liability company (SSCAY), the general partner of CAYMAN. Greenhouse and Stettner are members of MGP Advisers Limited Partnership, a Delaware limited partnership (MGP), the general partner of SSFQP and SST Advisers, L.L.C., a Delaware limited liability company (SSTA), the general partner of TECH and TECH II. Greenhouse and Stettner are also controlling principals of AWM. The address set forth in the Schedule 13G filing is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

Change-in-Control Agreements

The Employment Agreements of the Company’s Executive Officers include standard change-in-control provisions under which an officer is entitled to terminate the agreement, and receive the stated severance payments, if a third party acquires more than a 50% ownership interest in the Company or there are other significant changes in the operating structure of the Company.

Potential Payments and Benefits Upon Termination or a Change in Control

Our named executive officers are entitled to certain benefits in the event their employment is terminated without cause by the Company or for good reason by the Executive, as described in the Employment Agreements. The following table describes the potential payments and benefits to each of our named executive officers, as if these obligations were payable on April 30, 2024. The actual amounts payable to each executive listed below upon termination can only be determined definitively at the time of each executive’s actual departure. In addition to the amounts shown in the table below, each executive would receive payments for amounts of base salary through the date of termination and payment for any reimbursable business expenses incurred. In the event of a named executive officer’s death, the named executive officer’s beneficiary, legal representative or estate would receive the named executive officer’s potential payments. Executive employment agreements for Mr. Matus and Ms. Lunger were not finalized as of April 30, 2024 so no termination benefits would have been payable at that time.

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Potential Payments and Benefits	Jeffrey Thompson	Allan Evans	Joseph Hernon	George Matus	Leah Lunger
Base Salary (1)	$600,000	—	$38,333	—	—
Healthcare Benefits (2)	$34,633	—	—	—	—
Equity Awards Vesting on Termination (3)	$587,500	$411,250	$124,112	—	—
Total	$1,222,133	$411,250	$162,446	—	—

(1)	Represents the named executive officer’s base salary payable over twenty-four (24) months for Mr. Thompson and actual remaining salary amounts to be paid to Mr. Evans and Mr. Hernon as of April 30, 2024.

(2)	Represents the cost of continued healthcare coverage for 18 months for Thompson. This value is based upon the type of health insurance coverage and premiums in effect on April 30, 2024.

(3)	Represents the value attributable to the accelerated vesting or continued vesting of unvested shares of restricted stock and stock options. The value of options is determined by multiplying the number of options by the difference between the closing price of our common stock and the exercise price of the options. The value of stock is determined by multiplying the number of shares by the closing price of our common stock on April 30, 2024 which was $1.53.

EXECUTIVE OFFICERS

Our executive officers and their ages, as of August 1, 2024, and biographical information are set forth below.

Name	Age	Position

Jeffrey M. Thompson	60	President, Chief Executive Officer and Director

Leah Lunger	34	Chief Financial Officer

George Matus	26	Chief Technology Officer

Jeffrey M. Thompson, President and Chief Executive Officer

Jeffrey Thompson has been President and Chief Executive Officer of the Company since May 15, 2019. Mr. Thompson has served as a director of Unusual Machines, Inc. (NYSE American:UMAC) since the company was incorporated in July 2019. In December 1999, Mr. Thompson founded Towerstream Corporation (Nasdaq:TWER), a fixed-wireless fiber alternative company delivering high-speed internet access to businesses, and served as its president, chief executive officer and a director from November 2005 to February 2016. In 1994, Mr. Thompson founded EdgeNet Inc., a privately held Internet service provider (which was sold to Citadel Broadcasting Corporation in 1997) and became eFortress through 1999. Mr. Thompson holds a B.S. degree from the University of Massachusetts.

Mr. Thompson’s management and public company experience and his role as President and Chief Executive Officer of the Company, led to his appointment as a director.

Leah Lunger, Chief Financial Officer

Leah Lunger has extensive finance, accounting and public company reporting experience. Ms. Lunger has served as our Chief Financial Officer since June 2024, and previously served as the Interim Chief Financial Officer from March 2024 to June 2024. From January 2023 to March 2024, Ms. Lunger served as the Company’s Vice President of Finance, providing oversight of the Company’s financial, accounting and human resources functions. From November 2020 to December 2022, Ms. Lunger served as the Corporate Controller of the Company. From November 2017 to November 2020, Ms. Lunger served as the Controller of Fat Shark Holdings, a provider of equipment to the drone industry, which was subsequently acquired by the Company. Ms. Lunger is a Certified Public Accountant and has a B.S. degree in Public Accountancy and B.A. degree in French from Calvin College.

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George Matus, Chief Technology Officer

George Matus has served as our Chief Technology Officer since November 2023. Mr. Matus is a technologist and entrepreneur who founded Teal Drones, Inc. in 2015. After developing novel technologies on his own in high school, including thrust vectoring multi-rotors, modular and extensible airframes, and record endurance platforms, he founded the company with a vision of the future of drones. Since Teal’s inception in 2015, Mr. Matus has raised several rounds of venture capital financing, defined the company’s product roadmap, launched four products to market through American manufacturing, and continues to lead the company after its acquisition by Red Cat Holdings. George is a Peter Thiel Fellow, Forbes 30 Under 30 member, was recognized by TIME magazine as one of the 30 most influential teens in America, and holds over a dozen granted patents.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to each Officer with compensation exceeding $100,000 during the fiscal years ended April 30, 2024 and 2023 (each a “Named Executive Officer”).

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(5)	Stock Awards ($) (6)	Option Awards ($)	All Other Compensation ($) (7)	Total ($)
Jeffrey Thompson	2024	$300,000	$155,600	$—	$1,323,750	$11,147	$1,790,497
Chief Executive Officer and President	2023	$300,000	$165,345	$347,582	$—	$13,425	$826,352

Joseph Hernon (1)	2024	$230,000	$—	$112,494	$290,719	$5,974	$639,187
Former Chief Financial Officer	2023	$230,000	$126,304	$451,988	$—	$11,226	$819,518

Allan Evans (2)	2024	$135,038	$600	$—	$888,125	$3,935	$1,027,698
Chief Operating Officer	2023	$230,000	$126,904	$651,872	$—	$4,266	$1,013,042

Leah Lunger (3)	2024	$188,750	$—	$—	$—	$17,600	$206,350
Chief Financial Officer	2023	$121,661	$—	$—	$132,569	$14,659	$268,889

George Matus (4)	2024	$183,333	$—	$88,553	$—	$12,646	$284,532
Chief Technology Officer	2023	$150,000	$—	$302,500	$22,103	$3,904	$478,507

(1)	Joseph Hernon joined the Company in January 2020 and resigned his position as Chief Financial Officer in March 2024, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 18, 2024.

(2)	Allan Evans joined the Company in November 2020 and resigned his position as Chief Operating Officer in November 2023, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2023.

(3)	Leah Lunger joined the Company in November 2020 and became Chief Financial Officer in March 2024.

(4)	George Matus joined the Company in August 2021 and became Chief Technology Officer in December 2023.

(5)	Fiscal 2024 bonuses were paid in cash and were earned upon the completion of the sale of the consumer segment. The amounts of such bonuses were determined by the Board based on specific criteria established in connection with the closing of the sale of the consumer segment. Fiscal 2023 bonuses were paid in cash and were based on the achievement of certain performance metrics by the Company related to revenue and expenses.

(6)	Amounts reported represent the aggregate grant date fair value for restricted stock granted in each respective year in accordance with FASB ASC Topic 718, excluding the effect of forfeitures. For more information regarding the Company’s accounting for share-based compensation, see “Share Based Awards” in Note 19 of the Company’s consolidated financial statements included in our 2024 Annual Report on Form 10-K filed with the SEC on August 8, 2024, and Note 17 of the Company’s consolidated financial statement included in our 2023 Annual Report on Form 10-K filed with the SEC on July 27, 2023, each of which are incorporated by reference herein.

(7)	Represents health insurance premiums paid by Company.

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Outstanding Equity Awards at Fiscal Year End

The table below summarizes outstanding equity awards held by our Named Executive Officers at April 30, 2024. All of the below awards were issued under the Equity Incentive Plan.

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jeffrey Thompson	—	1,250,000	—	$1.06	05/15/2033	—	—	—	—
	500,000	—	—	$3.95	03/31/2031	—	—	—	—
Leah Lunger	25,000	—	—	$0.89	04/29/2033	—	—	—	—
	35,417	49,583	—	$1.27	02/08/2033	—	—	—	—
	45,833	4,167		$2.60	06/07/2031	—	—	—	—
George Matus (1)	25,000	—	—	$0.89	04/29/2033	—	—	—	—
	—	—	—	—	—	—	—	50,000	$76,500
Joseph Hernon (2)	195,201	65,067	—	$1.12	07/24/2034	—	—	3,683	$5,635
	1,000,000	—	—	$0.82	01/23/2030	—	—	—	—
	—	—	—	—	—	—	—	60,000	$91,800
Allan Evans	—	875,000	—	$1.06	05/15/2033	—	—	—	—

(1)	Remaining RSU vesting will occur as follows: 25,000 RSUs each on 6/1/2024 and 9/1/2024.
(2)	Remaining RSU vesting will occur as follows: 3,683 RSUs on 6/30/2024, and 30,000 RSUs each on 5/1/2024 and 8/1/2024.

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Pay Versus Performance

Disclosure Requirements

Effective with this Proxy Statement, the Company is providing the Pay Versus Performance (“PVP”) disclosures mandated by the SEC pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. These rules introduce a method for calculating total compensation called Compensation Actually Paid (“CAP”). The rules also require us to provide a table reporting the total compensation of our principal executive officer (“PEO”) as well as an average of the total compensation of our other named executive officers (“ONEO’s”). In summary, the table reports (i) the compensation for our PEO and ONEO’s as historically reported in the Summary Compensation Table (“SCT”) and on a CAP basis, (ii) the value of an initial $100 investment in the Company’s common stock during specified periods, and (iii) the Company’s net gain or loss for each applicable period.

These disclosures have been prepared in accordance with Item 402(v) and do not necessarily reflect values realized by our executive officers, especially related to any form of equity compensation. These reported values also do not reflect how our Compensation Committee evaluates executive compensation decisions for our executives. In particular, our Compensation Committee has not used CAP as a basis for making compensation decisions, nor does it use net income/loss, as reported under GAAP, as a primary determinant.

Valuation Methods

Compensation related to equity awards is calculated in accordance with generally accepted accounting principles (“GAAP”) and rules prescribed by the SEC. For both SCT and CAP, the fair value of equity awards is calculated in accordance with ASC 718 – Stock Compensation. The Company uses the Black Scholes valuation model to determine the fair value of option awards.

Under CAP, as further shown in the reconciliation table below, changes in fair value are recognized as compensation, positive or negative, in the fiscal year in which fair value is re-measured. Fluctuations in the Company’s stock price will impact the fair value re-measurements under CAP.

Fiscal Year	Summary Compensation Table Total for PEO (a)	Compensation Actually Paid for PEO	Average Summary Compensation Table Total for Non-PEO NEOs (b)	Average Compensation Actually Paid to Non-PEO NEOs	Value of $100 investment in Company based on: Total Shareholder Return	Net Loss
2024	$1,790,497	$2,337,134	$2,157,766	$2,104,712	$38	$24,052,629
2023	$826,352	$826,352	$916,280	$296,903	$22	$27,087,737
2022	$408,933	$408,933	$851,105	$(82,983)	$50	$11,689,127

(a) Jeffrey Thompson, Chief Executive Officer, was the PEO for all fiscal years reported in the table above.

(b) Allan Evans, Chief Operating Officer, Joseph Hernon, former Chief Financial Officer, Leah Lunger, Chief Financial Officer, and George Matus, Chief Technology Officer, were the Non-PEO NEOs for fiscal 2024 and the fiscal years reported in the table above.

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A reconciliation of Compensation reported per SCT to that reported for CAP is as follows:

	| ---------PEO - Thompson--------- |			| ----------------ONEO’s---------------- |
Description	2024	2023	2022	2024	2023	2022
Compensation per SCT	$1,790,497	$826,352	$408,933	$2,157,766	$2,579,956	$2,264,784
Less: Equity awards reported in SCT	(1,323,750)	(347,582)	—	(1,379,890)	(1,561,032)	(1,472,482)
Fair value of Equity Awards Issued in indicated Fiscal Year, as of
Date of vesting in indicated Fiscal Year	—	347,582	—	178,768	449,742	495,449
End of indicated Fiscal Year, if unvested	1,870,387	—	—	1,052,145	113,088	1,293,547
Change in Fair Value of Equity Awards Issued in Prior Fiscal Years as of
Date of vesting in current Fiscal Year	—	—	—	(7,129)	(382,803)	(1,861,440)
End of current Fiscal Year, if unvested	—	—	—	103,052	(403,214)	(568,330)
Compensation Actually Paid (CAP)	$2,337,134	$826,352	$408,933	$2,104,712	$795,737	$151,528

2019 Equity Incentive Plan

In May 2019, stockholders approved the Company’s 2019 Equity Incentive Plan (the “Plan”). The Plan provides for the award of stock options (incentive and non-qualified), stock awards and stock appreciation rights to officers, directors, employees and consultants who provide services to the Company.

The terms of awards under the Plan are made by the Board or by a compensation committee appointed by the Board. The Board may terminate the Plan at any time. Unless sooner terminated, the Plan will terminate ten years after the effective date of the Plan. All vested or unvested awards are immediately forfeited at the option of the Board in the event that the recipient performs certain acts against the interests of the Company as described in the Plan. The number of shares of common stock covered by each outstanding stock right, and the number of shares of common stock which have been authorized for issuance under the Plan as well as the price per share of common stock (or cash, as applicable) covered by each such outstanding option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company.

The following table sets forth information concerning our equity compensation plans as of April 30, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	9,526,665	$1.46	2,223,335

Equity compensation plans not approved by security holders	—	$—	—

(1)	Represents stock options issued and restricted stock units awarded under the Company’s 2019 Equity Incentive Plan.

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Employment Agreements

Employment Agreement with Jeffrey Thompson, Chief Executive Officer

On March 31, 2021, the Company entered into an employment agreement (the “Employment Agreement”) with Jeffrey M. Thompson, the Company’s Chief Executive Officer. The Employment Agreement provides for an initial term of one year and will renew for successive one-year terms unless either party provides written notice of their intent not to renew the agreement at least three months prior to expiration. The Employment Agreement provides for a base salary of $248,000 per year. On April 29th 2022, Mr. Thompson’s base salary was increased to $300,000. In any fiscal year in which the Company’s (a) market capitalization is at least $500,000,000 and (b) its traded price per share is at least $6.00 on a national securities exchange for 60 consecutive days (the “Incentive Criteria”), Mr. Thompson may elect to receive all or any portion of the base salary for a subsequent period in shares of Company common stock valued at the thirty-day VWAP for each pay period for which the election is applicable.

In connection with the Employment Agreement, the Company granted Mr. Thompson fully-vested 10-year stock options to purchase 500,000 shares of the Company’s common stock (the “Options”) pursuant to the Company’s 2019 Equity Incentive Plan (the “Stock Plan”). The Options are exercisable at $3.95 per share which represents the fair market value of the Company’s common stock on the date of grant.

Effective May 16, 2023, the Company extended the Employment Agreement with Mr. Thompson to May 10, 2026. In addition, Mr. Thompson was granted an option to purchase 1,250,000 shares of common stock at an exercise price of $1.06. The options vest annually over 3 years and have a 10 year term.

Mr. Thompson may earn an annual bonus, in an amount up to 200% of his base salary, based upon attaining goals and objectives defined by the Compensation Committee. If the Incentive Criteria is attained, then Mr. Thompson may elect to receive all or any portion of his bonus in common stock of the Company, valued at the thirty-day VWAP on the date set for payment of the bonus.

The Employment Agreement contains certain “clawback” provisions which are triggered upon a restatement of financial results of the Company which were the basis for payment of compensation to Mr. Thompson. Under the clawback provisions, Mr. Thompson will be required to repay any annual bonus and stock-based compensation to the extent the amounts paid exceeded the amounts that would have been paid, based on the restatement of the Company’s financial information.

Upon termination of the Employment Agreement for any reason, Mr. Thompson will be entitled to all base salary earned through the termination date, as well as pro-rated annual bonuses, if any, and payment of all accrued but unused vacation time and any reimbursable expenses. As defined in the agreement, upon termination by (i) the Company for any reason other than “Cause”, or (ii) by Mr. Thompson for “Good Reason”, then Mr. Thompson will also be entitled to: (i) twenty-four (24) months of his then Base Salary; (ii) continued participation in the Company’s health and welfare benefit plans to be paid in full by the Company for at least twelve (12) months; and (iii) immediate vesting of all stock options/equity awards.

Employment Agreement with Leah Lunger, Chief Financial Officer

Effective as of June 10, 2024, the Company entered into an Executive Employment Agreement (the “Employment Agreement”) with Leah Lunger, the Company’s Chief Financial Officer. The Employment Agreement provides for an initial term continuing until June 10, 2026, and will renew for successive one-year terms unless either party provides written notice of their intent not to renew the agreement at least three months prior to expiration. The Employment Agreement provides for a base salary of $230,000 per year and she will be eligible to receive an annual bonus of up to 50% of her annual salary upon the achievement of goals and objectives as determined by the Compensation Committee of the Board of Directors of the Company. Ms. Lunger is eligible to participate in the Company’s 2019 Equity Incentive Plan and will also have the opportunity to receive awards in such amounts and pursuant to such terms as determined by the Company’s Board of Directors or Compensation Committee.

In connection with the Employment Agreement, the Company granted Ms. Lunger a one-time equity award issued under the 2019 Plan, consisting of 900,000 restricted stock units (the “Initial Award”). 150,000 shares of the Initial Award will vest upon grant; 64,286 shares of the Initial Award will vest (subject to Ms. Lunger’s continuous employment) on the 10th day following the close of each of the successive six (6) fiscal quarters; 64,284 shares of the Initial Award will vest (subject to Ms. Lunger’s continuous employment) on the 10th day following the close of the successive seventh (7th) fiscal quarter; and 300,000 Shares of the Initial Award vested upon the Company’s filing of its Annual Report on Form 10-K for its year ended April 30, 2024, with the U.S. Securities and Exchange Commission. The Initial Award shall fully vest upon a Change in Control (as defined in the 2019 Plan) if Ms. Lunger has remained in continuous service with the Company through the Change in Control. In the event of a Change in Control within twelve (12) months following the cessation of Ms. Lunger’s service to the Company for any reason other than a Cause (as defined in the Employment Agreement) event, the Company shall pay to Ms. Lunger, within thirty (30) days of such Change in Control, a cash sum equal to the value of the unvested Share Awards (as defined in the Employment Agreement) that Ms. Lunger would have had as of the consummation of the Change in Control had they been held by Ms. Lunger at the time of the Change in Control.

The Employment Agreement contains certain “clawback” provisions which are triggered upon an accounting restatement of financial statements of the Company which were the basis for payment of compensation to Ms. Lunger. Under the clawback provisions, Ms. Lunger will be required to repay any compensation granted, earned, or vested based wholly or in part upon the attainment of a Financial Reporting Measure (as defined in the clawback policy) to the extent the amounts paid exceeded the amounts that would have been paid, based on the restatement of the Company’s financial information.

If Ms. Lunger’s employment is terminated by the Company for Cause (as defined in the Employment Agreement), Ms. Lunger will only be entitled to the Accrued Benefits (as defined in the Employment Agreement) and all outstanding vested and unvested stock options and stock appreciation rights shall be then forfeited without consideration. If Ms. Lunger’s employment is terminated by the Company without Cause or by Ms. Lunger for Good Reason (as defined in the Employment Agreement) the Company shall pay or provide to Ms. Lunger the Accrued Benefits and Separation Benefits (each as defined in the Employment Agreement) provided, that Ms. Lunger executes a separation and release agreement prescribed by the Company and Ms. Lunger complies with her other obligations under the Employment Agreement, the separation agreement, and all other obligations owed to the Company.

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Employment Agreement with George Matus, Chief Technology Officer

Effective as of May 10, 2024, the Company entered into an Executive Employment Agreement (the “Employment Agreement”) with George Matus, the Company’s Chief Technology Officer. The Employment Agreement provides for an initial term continuing until May 10, 2026, and will renew for successive one-year terms unless either party provides written notice of their intent not to renew the agreement at least three months prior to expiration. The Employment Agreement provides for a base salary of $230,000 per year and he will be eligible to receive an annual bonus of up to 50% of his annual salary upon the achievement of goals and objectives as determined by the Compensation Committee of the Board of Directors of the Company, or upon a notification of a production award from a specified customer. Mr. Matus is eligible to participate in the Company’s 2019 Equity Incentive Plan and will also have the opportunity to receive awards in such amounts and pursuant to such terms as determined by the Company’s Board of Directors or Compensation Committee.

In connection with the Employment Agreement, the Company granted Mr. Matus a one-time equity award issued under the 2019 Plan, consisting of 600,000 time-based restricted stock units (the “Initial Award”). 150,000 shares of the Initial Award will vest upon grant and the balance of the Initial Award and all other share awards (other than the Performance Award (as defined below)) will vest (subject to Mr. Matus’s continuous employment) quarterly in equal amounts on the 10th day following the close of each of the successive six fiscal quarters (for the avoidance of doubt, 75,000 shares will vest each quarter as to the Initial Award). Mr. Matus will also receive an award of 300,000 shares of common stock of the Company which will vest upon written notice from a specified customer to Teal (and/or any of parents, subsidiaries, affiliates, and/or related companies) of a production award (the “Performance Award”).

The Employment Agreement contains certain “clawback” provisions which are triggered upon an accounting restatement of financial statements of the Company which were the basis for payment of compensation to Mr. Matus. Under the clawback provisions, Mr. Matus will be required to repay any compensation granted, earned, or vested based wholly or in part upon the attainment of a Financial Reporting Measure (as defined in the clawback policy) to the extent the amounts paid exceeded the amounts that would have been paid, based on the restatement of the Company’s financial information.

If Mr. Matus’s employment is terminated by the Company for Cause (as defined in the Employment Agreement), Mr. Matus will only be entitled to the Accrued Benefits (as defined in the Employment Agreement) and all outstanding vested and unvested stock options and stock appreciation rights shall be then forfeited without consideration. If Mr. Matus’s employment is terminated by the Company without Cause or by Mr. Matus for Good Reason (as defined in the Employment Agreement) the Company shall pay or provide to Mr. Matus the Accrued Benefits and Separation Benefits (each as defined in the Employment Agreement) provided, that Mr. Matus executes a separation and release agreement prescribed by the Company and Mr. Matus complies with his other obligations under the Employment Agreement, the separation agreement, and all other obligations owed to the Company.

Employment Agreement with Joseph Hernon, Former Chief Financial Officer

On July 1, 2021, the Company entered into an Employment Agreement with Joseph Hernon to serve as chief financial officer of the Company. The Employment Agreement will automatically renew for successive one-year terms unless either party notifies the other party at least three months prior to the expiration of the then current term of its desire to terminate the Employment Agreement. The Employment Agreement provides for a base salary equal to at least 75% percent of the salary of the Company’s Chief Executive Officer. On April 29, 2022, Mr. Hernon’s base salary was increased to $230,000. Mr. Hernon is also eligible for an annual cash bonus of up to 150% percent of his base salary.

In connection with the Employment Agreement, the Company granted Mr. Hernon 375,000 shares of the Company’s common stock, of which 45,000 vested on November 1, 2021, with the remaining 330,000 shares vesting in 11 equal quarterly installments commencing on February 1, 2022, subject to his continued employment by the Company. The shares will vest immediately upon a change of control, as defined in the Company’s Stock Plan. Hernon will also be eligible for additional awards under the Stock Plan.

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On July 24, 2023, the Company granted an equity award to Mr. Hernon comprised of (i) 15,625 shares of restricted stock and (ii) options to purchase 276,042 shares of common stock at an exercise price of $1.12. Both the restricted stock and the options vest as follows: (i) 25% on September 30, 2023, (ii) 25% on December 31, 2023, (iii) 25% on March 31, 2024, and (iv) 25% on June 30, 2024.

The Employment Agreement contains certain “clawback” provisions which are triggered upon a restatement of financial results of the Company which were the basis for payment of compensation to Mr. Hernon. Under the clawback provisions, Mr. Hernon will be required to repay any annual bonus and stock-based compensation to the extent the amounts paid exceeded the amounts that would have been paid, based on the restatement of the Company’s financial information.

Upon termination of the Employment Agreement for any reason, Mr. Hernon will be entitled to all base salary earned through the termination date, as well as pro-rated annual bonuses, if any, and payment of all accrued but unused vacation time and any reimbursable expenses. As defined in the agreement, upon termination by (i) the Company for any reason other than “Cause”, or (ii) by Mr. Hernon for “Good Reason”, then Mr. Hernon will also be entitled to: (i) twelve (12) months of his then Base Salary; (ii) continued participation in the Company’s health and welfare benefit plans to be paid in full by the Company for at least twelve (12) months; and (iii) immediate vesting of all stock options/equity awards.

Employment Agreement with Allan Evans, Former Chief Operating Officer

On January 11, 2021, the Company entered into an Employment Agreement with Allan Evans (“Evans”), to serve as chief executive officer of Fat Shark, a wholly owned subsidiary of the Company. In June 2021, Mr. Evans was appointed Chief Operating Officer of the Company. The Employment Agreement will automatically renew for successive one-year terms unless either party notifies the other party at least three months prior to the expiration of the then current term of its desire to terminate the Employment Agreement. The Employment Agreement provides for a base salary equal to at least 70% percent of the salary of the Company’s Chief Executive Officer. On April 29, 2022, Mr. Evans’ base salary was increased to $230,000. Mr. Evans is also eligible to receive an annual cash bonus of up to 100% percent of his base salary.

In connection with the Employment Agreement, the Company granted 1,000,000 shares of common stock to Mr. Evans, of which 250,000 vested on January 11, 2021, with the remaining 750,000 shares vesting in 36 equal monthly installments commencing on February 28, 2021, subject to his continued employment with the Company. The shares will vest immediately upon a change of control, as defined in the Company’s Stock Plan. On April 25th, 2022, the vesting of 125,000 shares accelerated when the Company received payment of $250,000 related to the sale of services at a net profit margin higher than that realized from similar sales over the prior 12 months. Other acceleration provisions in the Employment Agreement include (i) 250,000 shares shall vest immediately if the Company’s stock price closes at or above $5.00 per share for 30 consecutive days; and (ii) 125,000 shares shall vest immediately upon receipt of payment from any unrelated third-party purchaser of goods or services in an amount of $1,000,000 (exclusive of any payments which previously resulted in an acceleration of vesting) at a net profit margin no less than the average net profit margin for similar goods or services during the preceding 12 months. Evans will also be eligible for additional awards under the Plan.

Effective May 16, 2023, the Company extended the Employment Agreement with Mr. Evans to May 10, 2026. In addition, Mr. Evans was granted an option to purchase 875,000 shares of common stock at an exercise price of $1.06. The options vest annually over 3 years and have a 10 year term.

The Employment Agreement contains certain “clawback” provisions which are triggered upon a restatement of financial results of the Company which were the basis for payment of compensation to Mr. Evans. Under the clawback provisions, Mr. Evans will be required to repay any annual bonus and stock-based compensation to the extent the amounts paid exceeded the amounts that would have been paid, based on the restatement of the Company’s financial information.

Upon termination of the Employment Agreement for any reason, Mr. Evans will be entitled to all base salary earned through the termination date, as well as pro-rated annual bonuses, if any, and payment of all accrued but unused vacation time and any reimbursable expenses. As defined in the agreement, upon termination by (i) the Company for any reason other than “Cause”, or (ii) by Mr. Evans for “Good Reason”, then Mr. Evans will also be entitled to: (i) twelve (12) months of his then Base Salary; (ii) continued participation in the Company’s health and welfare benefit plans to be paid in full by the Company for at least twelve (12) months; and (iii) immediate vesting of all stock options/equity awards.

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Policy Prohibiting Hedging and Pledging

Our insider trading policy prohibits directors, officers, employees, consultants and contractors of the Company, and members of their immediate families and households (collectively, “Covered Persons”) from entering into certain transactions in the Company’s securities, including purchases, sales, hedges, shorts or any other direct or indirect trading or transaction while in possession of material non-public information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

As a matter of policy, the Board of Directors reviews and determines whether or not to approve any transaction between Red Cat and its directors, director nominees, executive officers and greater than 5% beneficial owners and each of their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year-end for the last two completed fiscal years, and the related party has or will have a direct or indirect interest in the transaction.

Since May 1, 2022, the Company was a party to certain transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Share Purchase Agreement

On February 16, 2024, the Company closed the sale of Rotor Riot and Fat Shark to Unusual Machines, Inc. (“UMAC”). UMAC’s Chief Executive Officer is a direct relative of a member of the Company’s management. UMAC’s Chief Executive Officer is a direct relative of a member of the Company’s management.

The sale was conducted pursuant to a share purchase agreement dated November 21, 2022, as amended on April 13, 2023, July 10, 2023, and December 11, 2023. The transaction closed concurrently with UMAC’s initial public offering and listing on the NYSE American exchange (“IPO”) under the symbol “UMAC.” The total consideration received by the Company was valued at $20 million and consisted of i) $1 million in cash, ii) $2 million in a secured promissory note (“Promissory Note”), iii) $17 million in securities of Unusual Machines, and iv) a post-closing adjustment for excess working capital.

The Promissory Note from UMAC bears interest at a rate of 8% per year, is due 18 months from the date of issue, and requires monthly payments of interest due in arrears on the 15th day of each month. In the event of a Qualified Financing (defined as one or more related debt or equity financings by UMAC resulting in net proceeds of at least $5 million, other than UMAC’s completed IPO), the Company may require payment of this Promissory Note in whole or in part upon written notice given within 10 days of the Qualified Financing. During the occurrence and continuance of any event of default under the Note, the Company may, at its option, convert the amounts due under the Note to common stock of UMAC in whole or in part from time to time. The conversion price will be a 10% discount to the average daily volume weighted average price for UMAC’s common stock over the 10 days preceding the conversion price. Conversions under the Note will be limited such that no conversion may be made to the extent that, after giving effect to the conversion, the Company, together with its affiliates, would beneficially own in excess of 4.99% of UMAC’s common stock. This limit may be increased by the Company upon 61 days written notice.

The $17 million worth of UMAC common stock was valued at the IPO price for UMAC’s common stock of $4.00 per share, resulting in 4,250,000 shares of UMAC common stock being issued to the Company (representing approximately 49% of UMAC’s issued and outstanding common stock after giving effect to the IPO and to the issuance of common stock to the Company upon closing of the IPO).

The purchase price was adjusted for working capital as of the closing date. Actual working capital excess amounts increased the principal amount of the Promissory Note dollar for dollar. Working capital as of closing was finalized at $2 million.

Sale of UMAC Securities

Effective July 22, 2024, the Company sold all of its securities in UMAC to two unaffiliated third-party purchasers (the “Purchasers”). As part of the transaction, on July 22, 2024, the Company entered into an Exchange Agreement with UMAC pursuant to which the Company exchanged 4,250,000 shares of UMAC’s common stock, par value $0.001 per share for 4,250 shares of UMAC’s newly designated Series A Convertible Preferred Stock (the “Series A”). The Company then sold the Series A and the New Notes to the Purchasers for $4.4 million in cash pursuant to a purchase agreement in a transaction that closed on July 22, 2024.

Immediately prior to the sale to the Purchasers, UMAC issued the Company $4,000,000 of its 8% Promissory Notes due November 30, 2025 (the “New Notes”) reflecting (i) satisfaction and settlement of working capital adjustments, more fully discussed above, and (ii) a maturity date extension to November 30, 2025.

The Series A and New Notes have beneficial ownership limitations of 4.99%, or 9.99% upon election of the holder upon at least 61 days written notice to the Company.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% percent of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Based solely on our review of such filings and other information available to us, as well as representations from the Reporting Persons, we believe that during the fiscal year ended April 30, 2024, the Reporting Persons timely filed all such reports, except that the following forms were filed late by the indicated individuals:

●	Leah Lunger filed two late reports on Form 4 covering three transactions.

●	George Matus filed three late reports on Form 4 covering five transactions.

●	Joseph Hernon filed two late reports on Form 4 covering five transactions.

●	Joseph Freedman filed two late reports on Form 4 covering two transactions.

●	Nicholas Liuzza Jr. filed two late reports on Form 4 covering three transactions.

●	Christopher Moe filed one late report on Form 4 covering one transaction.

●	General (R) Paul E. Funk II filed one late report on Form 3 covering no transactions, and one late report on Form 4 covering one transaction.

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REPORT OF THE AUDIT COMMITTEE

Our Audit Committee has reviewed and discussed with our management and dbbmckennon our audited consolidated financial statements for the fiscal years ended April 30, 2023 and 2024. Our Audit Committee has also discussed with dbbmckennon the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Our Audit Committee has received and reviewed the written disclosures and the letter from dbbmckennon required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with dbbmckennon its independence from us.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2024 for filing with the SEC.

Submitted by the Audit Committee

Christopher Moe

Nicholas Liuzza

Joseph Freedman

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

●	Registered Owner (you hold our common stock in your own name through our transfer agent, Equity Stock Transfer, LLC, or you are in possession of stock certificates): visit www.equitystock.com and log into your account to enroll.

●	Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided by your broker, bank, trustee or nominee.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter before the Annual Meeting other than those matters specified in the Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will vote in respect thereof in accordance with their best judgment.

ADDITIONAL INFORMATION

Further Information

For further information about Red Cat, please refer to the 2024 Annual Report. The 2024 Annual Report is publicly available on the SEC’s website at www.sec.gov and on our website at www.ir.redcatholdings.com. You may also obtain a copy by sending a written request to Red Cat Holdings, Inc., 15 Ave. Munoz Rivera, Ste 2200, San Juan, Puerto Rico 00901.

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Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice of Internet Availability or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address. If you are a stockholder sharing an address, you can request a separate Notice of Internet Availability or copy of the proxy materials by contacting the Company’s transfer agent, Equity Stock Transfer LLC by phone at 212-575-5757 or by mail to Equity Stock Transfer, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Equity Stock Transfer LLC at the number or address shown above.

Stockholder Proposals

For stockholder proposals to be considered at an annual meeting, the stockholder must have given timely advance notice of the proposal in writing to our Corporate Secretary. To be timely for the 2025 Annual Meeting of Stockholders, pursuant to Rule 14a-4(c)(1), a stockholder’s notice for a proposal to be considered must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices no later than July 14, 2025.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us not later than April 30, 2025, in order to be considered for inclusion in our proxy materials for the 2025 Annual Meeting of Stockholders.

The deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a shareholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice bylaws for our 2025 Annual Meeting of Stockholders is August 16, 2025. Shareholders intending to provide such a notice must comply with all requirements of Rule 14a-19 in addition to all requirements under our bylaws, including the timing of notice requirements described above.

By Order of the Board of Directors,

/s/ Jeffrey M. Thompson
Jeffrey M. Thompson
Chief Executive Officer

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APPENDIX A

RED CAT HOLDINGS, INC.

2024 OMNIBUS EQUITY INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of the Plan is the Red Cat Holdings, Inc. 2024 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Share, Restricted Share Units, Other Share-Based Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any Share exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d) “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit or Other Share-Based Awards granted under the Plan.

(e) “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i) “Cause” shall mean, unless otherwise specifically provided in any applicable Award Agreement or in any other written agreement entered into between the Company and a Participant, with respect to any Participant: (a) conviction of a felony or a crime involving fraud or moral turpitude; (b) theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Company; (c) intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Company after a Change in Control, including violation of a non-competition or confidentiality agreement; (d) willful failure to follow lawful instructions of the person or body to which participant reports; or (e) gross negligence or willful misconduct in the performance of participant’s assignment duties. “Cause” shall not include mere unsatisfactory performance in the achievement of Participant’s job objectives.

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(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Shares or other property), Share split, reverse Share split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(k) “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s Shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(4) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

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Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company. Notwithstanding anything herein to the contrary, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(l) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m) “Committee” means any committee or subcommittee the Board (including, but not limited to the Compensation Committee) may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Shares are traded.

(n) “Common Share” means shares of common stock of the Company, par value $0.001 per share.

(o) “Company” means Red Cat Holdings, Inc., a Nevada corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p) “Covered Executive” means any Executive Officer that (1) has received Incentive Compensation (A) during the Look-Back Period (as defined in Section 27) and (B) after beginning service as an Executive Officer; and (2) served as an Executive Officer at any time during the performance period for the applicable Incentive Compensation.

(q) “Disability” has the same meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement then in effect between the Participant and the Company or any of its Subsidiaries or Affiliates or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” shall mean the inability of the Participant to perform the essential functions of the Participant’s job by reason of a physical or mental infirmity, for a period of three (3) consecutive months or for an aggregate of six (6) months in any twelve (12) consecutive month period.

(r) “Effective Date” has the meaning set forth in Section 17 hereof.

(s) “Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

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(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(u) “Executive Officer” means any “executive officer” as defined in Section 10D-1(d) of the Exchange Act whom the Board (or the Committee, as applicable) has determined is subject to the reporting requirements of Section 10D of the Exchange Act, and includes any person who is the Company’s president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the issuer in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company (with any executive officers of the Company’s parent(s) or subsidiaries being deemed Executive Officers of the Company if they perform such policy making functions for the Company). All Executive Officers of the Company identified by the Board (or the Committee, as applicable) pursuant to 17 CFR 229.401(b) shall be deemed an “Executive Officer.”

(v) “Exempt Award” shall mean the following:

(1) An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2) An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(3) An Award that an Eligible Recipient purchases at Fair Market Value (including Awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Common Shares are delivered immediately or on a deferred basis.

(w) “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase a Common Share issuable upon exercise of such Award, and (ii) with respect to a Share Appreciation Right, the base price per share of such Share Appreciation Right.

(x) “Fair Market Value” of a Common Share or another security as of a particular date shall mean the fair market value, as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Share or other security is admitted or to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a Common Share on such exchange, or (ii) if the Common Share or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(y) “Free Standing Rights” has the meaning set forth in Section 8.

(z) “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

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(aa) “Incentive Compensation” shall be deemed to be any compensation (including any Award or any other short-term or long-term cash or equity incentive award or any other payment) that is granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure (i.e., any measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measures, including stock price and total shareholder return). For the avoidance of doubt, financial reporting measures include “non-GAAP financial measures” for purposes of Exchange Act Regulation G and 17 CFR 229.10, as well as other measures, metrics and ratios that are not non-GAAP measures, like same store sales. Financial reporting measures may or may not be included in a filing with the Securities and Exchange Commission, and may be presented outside the Company’s financial statements, such as in Management’s Discussion and Analysis of Financial Conditions and Results of Operations or the performance graph.

(bb) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(cc) “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(dd) “Option” means an option to purchase Common Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(ee) “Other Share-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, a Common Share, including, but not limited to, an unrestricted Common Share, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(ff) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon a Participant’s death, the Participant’s successors, heirs, executors and administrators, as the case may be.

(gg) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(hh) “Plan” means this 2024 Omnibus Equity Incentive Plan.

(ii) “Prior Plan” means the Company’s 2019 Equity Incentive Plan (as amended from time to time), as in effect immediately prior to the Effective Date.

(jj) “Prior Plan Awards” means an award outstanding under the Prior Plan as of the Effective Date hereof.

(kk) “Related Rights” has the meaning set forth in Section 8.

(ll) “Restricted Period” has the meaning set forth in Section 9.

(mm) “Restricted Share” means a Common Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(nn) “Restricted Share Unit” means the right granted pursuant to Section 9 hereof to receive a Common Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(oo) “Rule 16b-3” has the meaning set forth in Section 3.

(pp) “Share Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Common Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

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(qq) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(rr) “Transfer” has the meaning set forth in Section 15.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Share Appreciation Rights, Restricted Share, Restricted Share Units, Other Share-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine the number of Common Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Share or Restricted Share Units and the conditions under which restrictions applicable to such Restricted Share or Restricted Share Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Share Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Common Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6) to determine the Fair Market Value in accordance with the terms of the Plan;

(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8) to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9) to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

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(c) Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s shareholders.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

(e) The expenses of administering the Plan (which for the avoidance of doubt does not include the costs of any Participant) shall be borne by the Company and its Affiliates.

(f) If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4. Common Shares Reserved for Issuance Under the Plan.

(a) Subject to Section 5 hereof, the number of Common Shares that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 11,250,000 Common Shares, and (ii) the number of Common Shares underlying forfeited Prior Plan Awards as provided in Section 4(b), below; provided, that, Common Shares issued under the Plan with respect to an Exempt Award shall not count against such share limit. The number of Common Shares available for grant and issuance under this Plan will be automatically increased on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the Common Shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year and (B) such lesser number of Common Shares as determined by the Board. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan on or after the Effective Date, provided all Prior Plan Awards which are outstanding as of the Effective Date shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable award agreement.

(b) Common Shares issued under the Plan may, in whole or in part, be authorized but unissued Common Shares or Common Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Common Shares, the number of Common Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan. If any Award or Prior Plan Awards, as applicable, expire, lapse or are terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of Common Shares subject to such Award or Prior Plan Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any Common Share covered by such Award or Prior Plan Award, as applicable, not being issued or being so reacquired by the Company, the unused Common Shares covered by such Award or Prior Plan Award, as applicable, shall again be available for the grant of Awards under the Plan. Further, Common Shares delivered (either by actual delivery or attestation) to the Company by a Participant to (i) satisfy the applicable exercise or purchase price of an Award or Prior Plan Award, and/or (ii) to satisfy the applicable exercise or purchase price of an Award or Prior Plan Award, as applicable, and/or (iii) to satisfy any applicable tax withholding obligation (including Common Shares retained by the Company from an Award or Prior Plan Award, as applicable, being exercised or purchased and/or creating the tax obligations), in each case, shall be added to the number of Common Shares available for the grant of Awards under the Plan. However, in the case of ISOs, the immediately preceding sentence shall be subject to any limitations under the Code. In addition, (1) to the extent an Award or Prior Plan Award, as applicable, is denominated in Common Shares, but paid or settled in cash, the number of Common Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan, and (2) Common Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Common Shares available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Common Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Common Shares shall no longer be available for grant under the Plan.

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(c) No more than 11,250,000 Common Shares shall be issued pursuant to the exercise of ISOs. The number of shares that shall be issued pursuant to the exercise of ISOs under this Plan will be automatically increased on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the Common Shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year and (B) such lesser number of Common Shares as determined by the Board.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of a Common Share or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Share, Restricted Share Units or Other Share-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of a Common Share, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the Common Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7. Options.

(a) General. Options granted under the Plan shall be designated as Nonqualified Share Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Share Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

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(b) Exercise Price. The Exercise Price of a Common Share purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant.

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be subject to vesting or becoming exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Common Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Common Share so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of a Common Share otherwise issuable upon exercise), (ii) in the form of a share of unrestricted Common Share already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Share as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(1) ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Common Share on the date of grant.

(2) $100,000 Per Year Limitation for ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Common Share for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Common Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Common Share before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Common Share by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Common Share acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Share.

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(g) Rights as Shareholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a shareholder with respect to the Common Share subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Common Share and has satisfied the requirements of Section 15 hereof.

(h) Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(i) Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8. Share Appreciation Rights.

(a) General. Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made. Each Participant who is granted a Share Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Common Shares to be awarded, the Exercise Price per Common Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Common Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Shareholder. A Participant shall have no rights to dividends or any other rights of a Shareholder with respect to Common Shares, if any, subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

(c) Exercise Price. The Exercise Price of a Common Share purchasable under a Share Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Share Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant.

(d) Exercisability.

(1) Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2) Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e) Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Common Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Common Shares in respect of which the Free Standing Right is being exercised.

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(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Common Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Common Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Common Shares and cash).

(f) Termination of Employment or Service. Treatment of a Share Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h) Other Change in Employment or Service Status. Share Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9. Restricted Share and Restricted Share Units.

(a) General. Restricted Share or Restricted Share Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Share or Restricted Share Units shall be made. Each Participant who is granted Restricted Share or Restricted Share Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Common Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Share or Restricted Share Units; the period of time restrictions, performance goals or other conditions that apply to transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Share and Restricted Share Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Share or Restricted Share Units, in accordance with the terms of the grant. The provisions of the Restricted Share or Restricted Share Units need not be the same with respect to each Participant.

(b) Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Share may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Share; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Share granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Share, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Common Shares covered by such Award. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Share Award. With respect to Restricted Share Units to be settled in Common Shares , at the expiration of the Restricted Period, share certificates in respect of the Common Shares underlying such Restricted Share Units may, in the Company’s sole discretion, be delivered to the Participant, or Participant’s legal representative, in a number equal to the number of Common Shares underlying the Restricted Share Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Share or Restricted Share Units to be settled in Common Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units, at the expiration of the Restricted Period, Common Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

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(c) Restrictions and Conditions. The Restricted Share or Restricted Share Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(1) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

(2) Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Share during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Share vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a shareholder with respect to Common Shares subject to Restricted Share Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Common Shares covered by Restricted Share Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Common Shares in respect of the related Restricted Share Units are delivered to the Participant. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Share or Restricted Share Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3) The rights of Participants granted Restricted Share or Restricted Share Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Share Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Other Share-Based Awards.

Other Share-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted. Each Participant who is granted an Other Share-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Common Shares to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in Common Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share-Based Awards. In the event that the Administrator grants a bonus in the form of Common Shares, the Common Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

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Section 11. Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by, or otherwise providing services to, the Company or any of its Affiliates immediately prior to the consummation of such Change in Control then upon the consummation of such Change in Control, the Administrator, in its sole and absolute discretion, may:

(a) provide that any unvested or unexercisable portion of any Award carrying a right to exercise to become fully vested and exercisable; and

(b) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control. Notwithstanding the foregoing, in the event that a Participant’s employment or service is terminated without Cause within twenty-four (24) months following a Change in Control, the time-vesting portion of any Award granted to such Participant shall accelerate and vest in full, and the performance-vesting portion of any such Award shall vest at target level, in each case upon the date of termination of employment or service of such Participant.

Section 12. Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Shares are traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Common Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Common Shares or other property, as applicable, or (ii) delivering already owned unrestricted Common Shares, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted Common Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Common Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

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Section 15. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Common Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Share Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 16. Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17. Effective Date.

The Plan was approved by the Board on August 21, 2024 and shall be adopted and become effective on the date that it is approved by the Company’s shareholders (the “Effective Date”).

Section 18. Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 19. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 20. Securities Matters and Regulations.

(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

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(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Shares, no such Award shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Exchange Act and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Exchange Act or regulations thereunder, and the Administrator may require a Participant receiving Common Shares pursuant to the Plan, as a condition precedent to receipt of such Common Shares, to represent to the Company in writing that the Common Shares acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 21. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such Awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

Section 22. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of Common Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 23. No Fractional Shares.

No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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Section 24. Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 27. Clawback.

(a) If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws (including if the Company is required to prepare an accounting restatement to correct an error (or a series of errors)) (a “Covered Accounting Restatement”), and if such Covered Accounting Restatement includes (i) restatements that correct errors that are material to previously issued financial statements (commonly referred to as “Big R” restatements), and (ii) restatements that correct errors that are not material to previously issued financial statements, but would result in a material misstatement if (a) the errors were left uncorrected in the current report, or (b) the error correction was recognized in the current period (commonly referred to as “little r” restatements), then the Committee may require any Covered Executive to repay (in which event, such Covered Executive shall, within thirty (30) days of the notice by the Company, repay to the Company) or forfeit (in which case, such Covered Executive shall immediately forfeit to the Company) to the Company, and each Covered Executive hereby agrees to so repay or forfeit, that portion of the Incentive Compensation received by such Covered Executive during the period comprised of the Company’s three (3) completed fiscal years (together with any intermittent stub fiscal year period(s) of less than nine (9) months resulting from Company’s transition to different fiscal year measurement dates) immediately preceding the date the Company is deemed (as described below) to be required to prepare a Covered Accounting Restatement (such period, the “Look-Back Period”), that the Committee determines was in excess of the amount of Incentive Compensation that such Covered Executive would have received during such Look-Back Period, had such Incentive Compensation been calculated based on the restated amounts, and irrespective of any fault, misconduct or responsibility of such Covered Executive for the Covered Accounting Restatement. It is specifically understood that, to the extent that the impact of the Covered Accounting Restatement on the amount of Incentive Compensation received cannot be calculated directly from the information therein (e.g., if such restatement’s impact on the Company’s stock price is not clear), such excess amount of Incentive Compensation shall be determined based on a reasonable estimate by the Committee of the effect of the Covered Accounting Restatement on the applicable financial measure (including the stock price or total shareholder return) based upon which the Incentive Compensation was received. The amount of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion and calculated on a pre-tax basis, and the form of such recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the forfeiture or cancellation of vested or unvested Awards, cash repayment or both. Incentive Compensation shall be deemed received, either wholly or in part, in the fiscal year during which the financial reporting measure specified in such Incentive Compensation Award is attained (or with respect to, or based on, the achievement of any financial reporting measure which such Incentive Compensation was granted, earned or vested, as applicable), even if the payment, vesting or grant of such Incentive Compensation occurs after the end of such fiscal year. For purposes of this Section 27, the Company is deemed to be required to prepare a Covered Accounting Restatement on the earlier of: (A) the date upon which the Board or an applicable committee thereof, or the officer or officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare a Covered Accounting Restatement; or (B) the date a court, regulator, or other legally authorized body directs the Company to prepare a Covered Accounting Restatement.

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(b) Notwithstanding any other provisions in this Plan, any Award or any other compensation received by a Participant which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such Applicable Law, government regulation or stock exchange listing requirement), will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement on or following the Effective Date).

Section 28. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to principles of conflicts of law of such state.

Section 29. Indemnification.

To the extent allowable pursuant to Applicable Law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 30. Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31. Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 32. Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

A-17

RED CAT HOLDINGS INC

VOTE BY INTERNET - www.redcat.vote
Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on October 14, 2024. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL
Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER,
237 W 37TH ST, Suite 602, New York, NY 10018,
ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL
Mark, sign, and date this proxy card and promptly return it
by fax: (347)-584-3644 ATTN: Shareholder Services or
by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting.
The Proxy Statement and Annual Report are available online at www.redcat.vote

The undersigned hereby appoints Leah Lunger, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $0.001 par value per share, of Red Cat Holdings Inc. (the "Company"), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 12:00 p.m., Eastern Time, on October 15, 2024 (the "Annual Meeting"), to be held virtually by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

This proxy, when properly executed, will be voted as specified by the shareholder. If no specifications are made, the proxy will be voted FOR each of the nominees listed in Proposal 1, and FOR Proposals 2 and 3. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES (PROPOSAL 1) AND "FOR" PROPOSALS 2 AND 3.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of five (5) Directors. Nominees:		For	Withhold
	1a.Jeffrey M. Thompson	☐	☐
	1b. Joseph Freedman	☐	☐
	1c. General (R) Paul E. Funk II	☐	☐
	1d. Nicholas Liuzza Jr.	☐	☐
	1e. Christopher R. Moe	☐	☐

Note: To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date